UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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HUNGARIAN TELEPHONE AND CABLE CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HUNGARIAN TELEPHONE AND CABLE CORP.	1201 Third Avenue, Suite 3400 Seattle, WA 98101-3034

Dear Stockholder:	April 8, 2004

On behalf of the Board of Directors, we cordially invite you to attend the Annual Meeting of Stockholders of Hungarian Telephone and Cable Corp. (the “Company”) to be held at 10:00 a.m. local time, on May 19, 2004 at the Renaissance New York Hotel, Times Square, 714 Seventh Avenue at W. 48th Street, New York, New York 10036.

In addition to the election of directors and the ratification of the appointment of auditors, the holders of common stock of the Company will consider and vote upon a proposal at the Annual Meeting to approve an Equity Compensation Plan.

Your Board of Directors has unanimously concluded that each of the proposals is in the best interests of the Company and its stockholders. Accordingly, the Board of Directors recommends a vote “FOR” the election of the nominees named herein as directors, the ratification of the appointment of auditors and the approval of the Equity Compensation Plan.

The attached Proxy Statement more fully describes the matters to be voted upon at the Annual Meeting and also includes information concerning the Company. We urge you to read carefully the information contained in the Proxy Statement.

We hope that you will be able to attend the Annual Meeting. If you cannot attend, your shares of Common Stock can be represented by completing, signing and dating the enclosed proxy, and returning it in the envelope provided (which requires no postage if mailed in the United States). You may, of course, withdraw your proxy if you attend the Annual Meeting and choose to vote in person.

Sincerely,

Daryl A. Ferguson Chairman of the Board	Torben V. Holm Chairman of the Board

HUNGARIAN TELEPHONE AND CABLE CORP.

1201 Third Avenue, Suite 3400

Seattle, Washington 98101-3034

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Hungarian Telephone and Cable Corp., a Delaware corporation (the “Company”), will be held at the Renaissance New York Hotel, Times Square, 714 Seventh Avenue at W. 48th Street, New York, New York 10036 on May 19, 2004, at 10:00 a.m., local time, for the following purposes:

1.	To elect seven directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2.	To vote upon a proposal to approve the adoption by the Company of the Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan; and

3.	To ratify the appointment of KPMG Hungaria Kft. as auditors of the Company for the fiscal year ending December 31, 2004; and

to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the Meeting.

The Board of Directors has fixed April 5, 2004 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. For ten days prior to the Meeting, a complete list of stockholders of record entitled to vote at the Meeting will be maintained for inspection by an eligible stockholder (for any purpose germane to the Meeting) during normal business hours at the U.S. office of the Company which is located at 1201 Third Avenue, Suite 3400, Seattle, WA 98101-3034, phone 206-654-0204.

Whether or not you plan to attend the Meeting in person, please mark, execute, date and return the enclosed proxy promptly in the envelope provided. Should you attend the Meeting in person you may, if you wish, withdraw your proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ Peter T. Noone

Peter T. Noone Secretary

Seattle, Washington

April 8, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

HUNGARIAN TELEPHONE AND CABLE CORP.

PROXY STATEMENT

i

ii

HUNGARIAN TELEPHONE AND CABLE CORP.

1201 Third Avenue, Suite 3400

Seattle, Washington 98101-3034

April 8, 2004

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 19, 2004

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Hungarian Telephone and Cable Corp. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company, to be held at 10:00 a.m. local time, on May 19, 2004 at the Renaissance New York Hotel, Times Square, 714 Seventh Avenue at W. 48th Street, New York, New York 10036, or at any adjournment or postponement thereof (the “Meeting”). This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are first being sent or given to stockholders on or about April 9, 2004.

At the Meeting, the stockholders of the Company are being asked to consider and vote upon: (i) the election of seven directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) a proposal to approve the adoption by the Company of the Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan; and (iii) the ratification of the appointment of KPMG Hungaria Kft. as auditors of the Company for the fiscal year ending December 31, 2004.

Voting Rights and Proxy Information

All shares of common stock, par value $.001 per share, of the Company (the “Common Stock”), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for election of all nominees for director named below, for the approval of the proposal regarding the adoption by the Company of the Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan, and for the ratification of the appointment of auditors. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment. Proxies should not be sent by the stockholder to the Company, but to Continental Stock Transfer & Trust Company, the Company’s Registrar and Transfer Agent, at 17 Battery Place South, 8th Floor, New York, New York 10004. A pre-addressed, postage-paid envelope is provided for this purpose.

A proxy delivered pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Peter T. Noone, Secretary, Hungarian Telephone and Cable Corp., 1201 Third Avenue, Suite 3400, Seattle, Washington 98101-3034.

Vote Required for Approval

The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the Meeting. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting. Thus, abstentions and proxies returned by brokers as “non-votes” on behalf of shares held in “street name” will have no effect on the outcome of the election of directors. The affirmative vote of a majority of the shares present in person or by proxy and voted on such matter at the Meeting is required for approval of the proposal to adopt the Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan. Accordingly, abstentions will have the same effect as a vote against such matter and proxies returned by brokers as “non-votes” will not effect the outcome of such vote. For the vote with respect to the ratification of the appointment of auditors, abstentions will have the same effect as a vote against such matter and proxies returned by brokers as “non-votes” will not affect the outcome of such vote. Proxies submitted which contain abstentions or broker “non-votes” will be deemed present at the Meeting in determining the presence of a quorum.

Your Board of Directors has unanimously approved each of the proposals set forth herein. Accordingly, the Board of Directors recommends a vote for the election of the nominees named herein as directors, for the proposal to approve the Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan and for the ratification of the appointment of KPMG Hungaria as auditors for the fiscal year ended December 31, 2004.

Voting Securities

April 5, 2004 has been set as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Meeting. As of the close of business on the Record Date, there were outstanding 12,320,170 shares of Common Stock. Each holder thereof is entitled to one vote per share.

Stock Ownership of Certain Beneficial Owners

The following table sets forth, as of April 5, 2004, certain information as to those persons who were known by management to be beneficial owners of more than 5% of the Common Stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class (1)
CU CapitalCorp. c/o Citizens Communications Company 3 High Ridge Park Stamford, Connecticut 06905	2,605,908	(2)	20.6%

Ashmore Investment Management 20 Bedfordbury London WC2N 4BL United Kingdom	4,328,572	(3)	29.2%

TDC A/S Noerregade 21 0900 Copenhagen C, Denmark	3,865,302		31.4%

(1)

“Shares Beneficially Owned” includes shares held directly as well as shares which such entity may have the right to acquire within 60 days of April 5, 2004. “Percent of Class” is calculated by dividing the “Shares

Beneficially Owned” by such entity by the shares of Common Stock outstanding as of April 5, 2004 plus only those shares which such entity may have the right to acquire within 60 days of April 5, 2004.

(2)	Includes 300,000 shares of Common Stock which are issuable upon the conversion by CU CapitalCorp. of its 30,000 shares of the Company’s Series A Preferred Stock.

(3)	Includes 2,500,000 shares of Common Stock which are issuable upon the exercise of a warrant held by Ashmore Investment Management with an exercise price of $10.00 per share.

Potential Changes in Control

Pursuant to certain agreements from 1994 through 1999, the Company has issued 2,579,588 shares of Common Stock to TDC A/S, formerly known as Tele Danmark A/S (together with its affiliates, “TDC”). The agreements with TDC provide TDC with certain preemptive rights to purchase, upon the issuance of Common Stock in certain circumstances to third parties, shares of Common Stock in order to maintain its percentage ownership interest in the outstanding Common Stock of the Company. In July 2002 TDC acquired an additional 1,285,714 shares of Common Stock from the Danish Investment Fund for Central and Eastern Europe. TDC now owns 31.4% of the Company’s outstanding Common Stock.

In 1999 as part of a revision of its capital structure, the Company issued 2,428,572 shares of Common Stock, warrants to purchase 2,500,000 shares of Common Stock and notes maturing in 2007 in the aggregate amount of $25 million to Postabank Rt., a Hungarian commercial bank (“Postabank”). In October 2003, certain funds managed by Ashmore Investment Management (“Ashmore”) purchased from Postabank 1,828,572 of Postabank’s shares, all of Postabank’s notes and all of Postabank’s warrants to purchase 2,500,000 shares of Common Stock. The warrants entitle Ashmore to purchase 2,500,000 shares of Common Stock for $10 per share. The exercise period for such warrants began on January 1, 2004 and expires on March 31, 2007. If Ashmore were to exercise its warrants in full, it would own up to 29.2% of the Company’s outstanding Common Stock.

As a result of certain agreements with subsidiaries of Citizens Communications Company (together with its affiliates, “Citizens”), the Company has issued 1,902,908 shares of Common Stock to Citizens and 30,000 shares of the Company’s preferred stock convertible into 300,000 shares of Common Stock. Citizens has also purchased 300,000 shares of Common Stock from a former officer of the Company and 103,000 shares of Common Stock on the open market. Presently Citizens owns 18.7% of the Company’s outstanding Common Stock. The agreements with Citizens provide Citizens with certain preemptive rights to purchase, upon the issuance of Common Stock in certain circumstances to third parties, shares of Common Stock in order to maintain its percentage ownership interest in the outstanding Common Stock of the Company on a fully diluted basis.

Stock Ownership of Management

The following table sets forth, as of April 5, 2004, certain information as to the shares of Common Stock beneficially owned by an executive officer and certain officers of the Company, and as to the shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class (1)
Current Officers and Employees
Ole Bertram	415,500	(2)	3.3
William T. McGann	56,200	(3)	*
Peter T. Noone	70,100	(4)	*
Directors and Executive Officers as a Group (7 persons)	573,197	(5)	4.5

*	Less than one percent

(1)	“Shares Beneficially Owned” includes shares held directly, as well as shares which such persons have the right to acquire within 60 days of April 5, 2004 and shares held by certain members of such persons’ families, over which such persons may be deemed to have sole or shared voting power or investment power. “Percent of Class” is calculated by dividing the “Shares Beneficially Owned” by the individual (or group) by the shares of Common Stock outstanding as of April 5, 2004 plus only those shares which the individual (or group) has the right to acquire within 60 days of April 5, 2004.

(2)	Includes 100,000 shares subject to options presently exercisable at $5.93 per share, 100,000 shares subject to options presently exercisable at $4.86 per share, 100,000 shares subject to options presently exercisable at $4.72 per share, and 100,000 shares subject to options presently exercisable at $7.46 per share granted pursuant to Mr. Bertram’s employment agreement. See “Election of Directors - Employment Agreements.”

(3)	Includes 5,000 shares subject to options presently exercisable at $5.93 per share, 10,000 shares subject to options presently exercisable at $4.86 per share, 20,000 shares subject to options presently exercisable at $4.72 per share, and 20,000 shares subject to options presently exercisable at $7.46 per share. See “Election of Directors – Employment Agreements.”

(4)	Includes 15,000 shares subject to options presently exercisable at $5.93 per share, 15,000 shares subject to options presently exercisable at $4.86 per share, 20,000 shares subject to options presently exercisable at $4.72 per share, and 20,000 shares subject to options presently exercisable at $7.46 per share granted pursuant to Mr. Noone’s employment agreement. See “Election of Directors - Employment Agreements.”

(5)	Does not include shares reported to be beneficially owned by CU CapitalCorp. Leonard Tow, a director of the Company, serves as a director and executive officer of both the parent company and an affiliate of CU CapitalCorp. Daryl A. Ferguson, a director of the Company, serves as a consultant to the parent company of CU CapitalCorp. Does not include shares reported to be beneficially owned by TDC A/S. Thomas Gelting and Torben V. Holm, directors of the Company, serve as officers of TDC A/S. See “- Stock Ownership of Certain Beneficial Owners.”

I. ELECTION OF DIRECTORS

General

Pursuant to the Company’s By-laws, directors are elected to serve for a one-year term or until their respective successors have been elected and qualified. All of the seven nominees are incumbent directors who were elected at the last annual meeting of stockholders. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as described below, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

Current Directors and Nominees for Director

The table below sets forth certain information, as of April 5, 2004, regarding the Company’s current Board of Directors and nominees for election to the Board of Directors, including beneficial ownership of Common Stock.

Name	Age	Position(s) Held in the Company	Director Since	Shares Beneficially Owned (1)		Percent of Class (1)

Current Directors who are Nominees for Election
Ole Bertram	68	Director, President and Chief Executive Officer	1997	415,500	(2)	3.3
Daryl A. Ferguson	65	Director	1998	25,413	(3)	*
Thomas Gelting	45	Director	2002	11,284	(4)	*
Torben V. Holm	53	Director	1999	20,000	(4)	*
John B. Ryan	73	Director	1992	41,000	(5)	*
William E. Starkey	68	Director	1996	40,000	(6)	*
Leonard Tow	75	Director	1997	20,000	(7)	*

*	Less than one percent

(1)	“Shares Beneficially Owned” includes shares held directly, as well as shares which such persons have the right to acquire within 60 days of April 5, 2004 and shares held by certain members of such persons’ families, over which such persons may be deemed to have sole or shared voting power or investment power. “Percent of Class” is calculated by dividing the “Shares Beneficially Owned” by the individual by the shares of Common Stock outstanding as of April 5, 2004 plus only those shares which the individual has the right to acquire within 60 days of April 5, 2004.

(2)	Includes 100,000 shares subject to options presently exercisable at $5.93 per share, 100,000 shares subject to options presently exercisable at $4.86 per share, 100,000 shares subject to options presently exercisable at $4.72 per share, and 100,000 shares subject to options presently exercisable at $7.46 per share granted pursuant to Mr. Bertram’s employment agreement. See “ - Employment Agreements.”

(3)	Includes 5,000 shares subject to options presently exercisable at $6.21 per share, 5,000 shares subject to options presently exercisable at $6.49 per share, 5,000 shares subject to options presently exercisable at $5.78 per share, and 5,000 shares subject to options exercisable within 60 days at $10.89 per share granted under the Non-Employee Director Stock Option Plan. Does not include shares reported to be beneficially owned by CU CapitalCorp. See “Introduction—Stock Ownership of Certain Beneficial Owners” and “Introduction – Potential Changes in Control.” Mr. Ferguson is a consultant to Citizens Communications Company, which is the parent company of CU CapitalCorp.

(4)	Does not include shares reported to be beneficially owned by TDC A/S. See “Introduction—Stock Ownership of Certain Beneficial Owners” and “Introduction – Potential Changes in Control.” Messrs. Gelting and Holm are currently officers of TDC A/S. Mr. Gelting’s shares consist of 1,284 shares subject to options presently exercisable at $4.56 per share, 5,000 shares subject to options presently exercisable at $5.78 per share, and 5,000 shares subject to options exercisable within 60 days at $10.89 per share granted under the Non-Employee Director Stock Option Plan. Mr. Holm’s shares consist of 5,000 shares subject to options presently exercisable at $6.21 per share, 5,000 shares subject to options presently exercisable at $6.49 per share, 5,000 shares subject to options presently exercisable at $5.78 per share, and 5,000 shares subject to options exercisable within 60 days at $10.89 per share granted under the Non-Employee Director Stock Option Plan.

(5)	Includes 10,000 shares subject to options presently exercisable at $9.44 per share, 5,000 shares subject to options presently exercisable at $6.78 per share, 5,000 shares subject to options presently exercisable at $6.00 per share, 5,000 shares subject to options presently exercisable at $6.21 per share, 5,000 shares subject to options presently exercisable at $6.49 per share, 5,000 shares subject to options presently exercisable at $5.78 per share, and 5,000 shares subject to options exercisable within 60 days at $10.89 per share granted under the Non-Employee Director Stock Option Plan.

(6)	Consists of 10,000 shares subject to options presently exercisable at $9.44 per share, 5,000 shares subject to options presently exercisable at $6.78 per share, 5,000 shares subject to options presently exercisable at $6.00 per share, 5,000 shares subject to options presently exercisable at $6.21 per share, 5,000 shares subject to options presently exercisable at $6.49 per share, 5,000 shares subject to options presently exercisable at $5.78 per share, and 5,000 shares subject to options exercisable within 60 days at $10.89 per share granted under the Non-Employee Director Stock Option Plan.

(7)	Consists of 5,000 shares subject to options presently exercisable at $6.21 per share, 5,000 shares subject to options presently exercisable at $6.49 per share, 5,000 shares subject to options presently exercisable at $5.78 per share, and 5,000 shares subject to options exercisable within 60 days at $10.89 per share granted under the Non-Employee Director Stock Option Plan. Does not include shares reported to be beneficially owned by CU CapitalCorp. See “Introduction – Stock Ownership of Certain Beneficial Owners” and “Introduction – Potential Changes in Control.” Mr. Tow is currently an executive officer and director of Citizens Communications Company, which is the parent company of CU CapitalCorp.

Ole Bertram. Mr. Bertram was appointed as the Company’s President and Chief Executive Officer effective January 1, 1999. Mr. Bertram is the Company’s only Executive Officer. Prior to joining the Company, Mr. Bertram was the Senior Vice President of Tele Danmark International since 1997. Prior to that, Mr. Bertram was Technical Director of Tele Danmark International from 1995 to 1997, and Technical Director and Vice President of the Copenhagen Telephone Company from 1988 to 1995.

Daryl A. Ferguson. Mr. Ferguson has been associated with Citizens Communications Company (“Citizens”) since 1989 where he was President and Chief Operating Officer from 1990 to 1999. Citizens owns 18.7% of the Company’s outstanding Common Stock. Mr. Ferguson retired as an executive officer of Citizens in 1999 and now serves as a consultant to Citizens. Pursuant to an agreement with Citizens, the Company is required, under certain conditions, to nominate for election to the Board one person designated by Citizens. See “Introduction – Stock Ownership of Certain Beneficial Owners” and “Introduction – Potential Changes in Control.”

Thomas Gelting. Mr. Gelting is currently a Vice President in the Corporate Business Development department of TDC A/S (formerly known as Tele Danmark A/S), a position he has held since 2001. TDC owns 31.4% of the Company’s outstanding Common Stock. Mr. Gelting has been with TDC since 1993 which has included various positions within the Treasury Group. His prior position before joining the Corporate Business Development department was as Vice President, Treasurer. Prior to joining TDC, Mr. Gelting was with the Danish Government, which included positions with the Central Bank of Denmark and the Ministry of Finance. Pursuant to an agreement with TDC, the Company is required, under certain conditions, to nominate for election to the Board one person designated by TDC. See “Introduction – Stock Ownership of Certain Beneficial Owners” and “Introduction – Potential Changes in Control.”

Torben V. Holm. Mr. Holm is the head of TDC’s Corporate Business Development department. TDC owns 31.4% of the Company’s outstanding Common Stock. From 1994 to 2000 Mr. Holm was a Senior Vice President of Tele Danmark International (part of TDC). Mr. Holm is a member of the boards of several communications companies in which TDC holds investments. Pursuant to an agreement with TDC, the Company is required, under certain conditions, to nominate for election to the Board one person designated by TDC. See “Introduction – Stock Ownership of Certain Beneficial Owners” and “Introduction – Potential Changes in Control.”

John B. Ryan. Mr. Ryan has been a financial consultant since 1988. From 1984 through 1987 he was a Senior Vice President and member of the Executive Committee of Josephthal & Co., Inc., a member of the New York Stock Exchange. From 1967 to 1984, he was a General Partner, Director of Compliance and a member of the Executive Committee of Herzfeld & Stern, a member of the New York Stock Exchange. He is a member of the Arbitration Panel of the New York Stock Exchange, the National Association of Securities Dealers and the American Arbitration Association.

William E. Starkey. Mr. Starkey is currently a consultant. He was with GTE Corporation from 1964 to 1993, when he retired as a Senior Executive. While at GTE, he held various posts involving operations, marketing and customer service, regulatory, human resources, information systems, management and planning. He was the Chairman of the Tampa Chamber of Commerce in 1990 and the Chairman of Enterprise Corporation from 1994 to 1996 (a private non-profit organization, with over 60 employees providing management, technical and financial assistance to small- and medium-sized companies).

Leonard Tow. Mr. Tow has been the Chairman and Chief Executive Officer of Citizens Communications Company since 1990, where he served as Chief Financial Officer from 1991 to 1997. Citizens owns 18.7% of the Company’s outstanding Common Stock. He was Chief Executive Officer and a Director of Century Communications Corp., a cable television company, since its organization in 1973 to 1999, and Chairman of the Board from 1989 to 1999 and Chief Financial Officer from 1973 to 1996. He was Chairman of the Board of Electric Lightwave, Inc. from 1990 to 2002. He is a Director of the United States Telephone Association. Pursuant to an agreement with Citizens, the Company is required, under certain conditions, to nominate for election to the Board one person designated by Citizens. See “Introduction – Stock Ownership of Certain Beneficial Owners” and “Introduction – Potential Changes in Control.”

Committees and Meetings of the Board of Directors

The Board of Directors held nine meetings during the fiscal year ended December 31, 2003. Each of the directors attended every meeting of the Board of Directors that was held during the 2003 fiscal year and every meeting of each committee on which he served that was held during the 2003 fiscal year while he was serving as a member of such committee. While the Board of Directors does not does not have a formal policy requiring them to do so, the Board encourages the directors to attend the annual meeting of stockholders. All of the directors attended the 2003 annual meeting of stockholders.

The Company has standing Compensation-Stock Option, Audit and Executive Committees. The Board of Directors does not have a separately designated nominating committee. The Company does not have a nominating committee charter.

The full Board of Directors fulfills the role of a nominating committee. Each of the directors participates in the consideration of director nominees. It is the position of the Board of Directors that it is appropriate for the Company not to have a separate nominating committee because the size, composition and collective independence of the Board of Directors enables it to adequately fulfill the functions of a standing nominating committee. The Board of Directors is, however, in the process of studying the nominating process in light of the new disclosure requirements and expects to reach a conclusion on this issue soon. The American Stock Exchange does not require the Company to have a separate nominating committee but does require that board nominees be selected by a either a nominating committee comprised solely of independent directors or by a majority of the independent directors. All of the directors, except for Mr. Bertram as a member of management, are considered independent within the meaning of the listing standards of the American Stock Exchange.

The Board of Directors will consider nominees recommended by stockholders although, to date, it has not actively solicited such nominations. Such recommendations about nominees should be submitted in writing to the Secretary of the Company at the principal U.S. office of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual stockholders’ meeting (provided, however, that in the event that the date of the annual stockholders’ meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual stockholders’ meeting and not later than the close of business on the later of the 90th day prior to such annual stockholders’ meeting or the 10th day following the day on which public announcement of the date of such stockholders’ meeting is first made by the Company). The written recommendation must include: (1) the name and address of the stockholder making the recommendation and the beneficial owner, if any, on whose behalf the nomination is made; (2) the number of shares of Common Stock which are owned of record and beneficially by such stockholder and such beneficial owner; (3) a representation that the stockholder is a holder of record of Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; (4) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to stockholders owning at least the percentage of the Company’s outstanding Common Stock required to elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such nomination; (5) all information regarding the director candidate that would be required to be included in a proxy statement filed under the proxy rules of the Securities and Exchange Commission; and (6) the written consent of the director candidate to being named in the proxy as a nominee and to serving as a director if elected. The Board of Directors may refuse to consider the recommendation of any person not made in compliance with this procedure. These procedures to be followed by stockholders in submitting recommendations for nominees were adopted by the Board of Directors in 2004, and have substantially revised the process for the submission by stockholders of recommendations for director candidates.

The composition of the Company’s existing Board of Directors has remained stable for some time. The Board of Directors has not established a formal process for identifying and evaluating nominees for director. The Board of Directors has not established a set of specific, minimum qualifications for its director nominees. The Board of Directors will periodically review the appropriate skills and characteristics required of Board members in the context of the composition of the Board and an assessment of the needs of the Board. Some of the qualifications or skills that the Board would use to evaluate a candidate include: the ability of a prospective candidate to represent the interests of the Company’s stockholders; the prospective candidate’s standards of independence, integrity and commitment; the ability of the prospective candidate to dedicate the time, attention and energy to the duties required of a director; the extent to which the prospective candidate contributes to the range of talent, skill and expertise for the Board; and the willingness of a prospective candidate to evaluate management performance objectively. The Board of Directors will evaluate stockholder recommended nominees for director in the same manner as it evaluates director candidates recommended by other sources.

The Executive Committee consists of Ole Bertram, Daryl A. Ferguson and Torben V. Holm. The committee was formed on May 25, 2000. Its duties include providing strategic policy and operational oversight for the Company. The Executive Committee did not hold any meetings during the 2003 fiscal year.

The members of the Compensation – Stock Option Committee (the “Compensation Committee”) are John B. Ryan, William E. Starkey (Chairman) and Leonard Tow. The function of the Compensation Committee is to administer the 2002 Incentive Stock Option Plan and the Non-Employee Director Stock Option Plan, and negotiate and determine the compensation of executive officers. The Compensation

Committee held two meetings during the fiscal year ended December 31, 2003. See “- Compensation Committee Report on Executive Compensation.”

The members of the Audit Committee are Thomas Gelting, John B. Ryan (Chairman), and William E. Starkey. The Board has determined that Mr. Gelting is an “audit committee financial expert”, within the meaning of Securities and Exchange Commission regulations. All of the members of the Audit Committee are independent within the meaning of Securities and Exchange Commission regulations and the listing standards of the American Stock Exchange. The Audit Committee’s duties include, among other duties, the appointment, retention, compensation and oversight of the independent auditors; reviewing the independence, experience, qualifications and performance of the independent auditors; the pre-approval of all audit and non-audit services to be performed by the independent auditors; reviewing and discussing with management and the independent auditors the audited financial statements and quarterly unaudited financial statements; reviewing the scope and results of the audits performed; reviewing the adequacy and operation of the Company’s financial reporting and internal controls, as well as the disclosure controls and procedures; reviewing and approving related party transactions; monitoring compliance with the Company’s Code of Ethics; and performing such other duties or functions with respect to the Company’s accounting, financial and operating controls as deemed appropriate by it or the Board of Directors. During 2003, the Audit Committee adopted a revised written charter, which approval was ratified by the Company’s Board of Directors. The Audit Committee Charter is attached hereto as Appendix A. During the fiscal year ended December 31, 2003 the Audit Committee held four meetings. See “- Report of the Audit Committee.”

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

March 29, 2004

To the Board of Directors of Hungarian Telephone and Cable Corp.:

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2003.

We have discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Members of the Audit Committee

Thomas Gelting

John B. Ryan, Chairman

William E. Starkey

Compensation Committee Report on Executive Compensation

The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

Executive Officer Compensation Policy

General. The Company’s compensation policy is designed to motivate, reward and retain the managerial and technical talent needed to achieve the Company’s business objectives. This policy provides for incentives to achieve short- and long-term objectives and rewards exceptional performance and accomplishments that contribute to the Company’s business. Compensation arrangements for the Company’s executive officers have been designed to align such compensation with the achievement of the Company’s business objectives and growth strategy. The Company has traditionally sought to achieve such alignment through employment contracts providing for fixed-base salaries, cash bonuses and the grant of stock options. The Compensation Committee is in the process of reviewing its equity compensation structure. To that end, the Company has submitted to its stockholders for their approval an equity compensation plan that provides for more equity compensation alternatives (stock options, stock appreciation rights, restricted and unrestricted stock, restricted stock units, and performance units) than the existing stock option plans. Furthermore, the new equity compensation plan provides more flexibility in its terms than the existing stock option plans. In 2004, the Compensation Committee and three of its officers reached an agreement pursuant to which such officers agreed to forego their customary annual option grants in 2004 pending the Compensation Committee’s review of its alternatives.

Employment Contracts. The Company has traditionally entered into an employment agreement with an executive officer or other high level officer effective with the individual’s appointment to such position. Employment agreements for such officer, including the Chief Executive Officer, have been for terms from two to three years, and provide for fixed annual salaries over their terms. Base salaries are initially established through negotiations with the officer during the hiring process. The Company has also granted options to certain officers in order to align the interests of such officers with those of the stockholders of the Company generally. During 2003, the Company changed the terms of some of its employment agreements so that the terms of employment for three of the Company’s top officers are now for an indefinite term as opposed to a fixed term. As noted above, the Compensation Committee is reviewing its options with respect to its equity compensation structure.

Chief Executive Officer’s Compensation. During 2003, the Compensation Committee negotiated a revised employment agreement with the Company’s Chief Executive Officer, Ole Bertram, which provides for an indefinite term, subject to the right of each party to terminate the agreement subject to certain notice requirements. The Compensation Committee provided Mr. Bertram with a base salary based on comparable industry standards and a annual grant of options also based on comparable industry standards. The options are intended to provide Mr. Bertram with incentive to increase the Company’s market value. The employment agreement with Mr. Bertram also provides for a potential cash bonus tied to certain Company objectives established by the Compensation Committee. In February 2003, the Company awarded Mr. Bertram a cash bonus of $98,000 which was based on the achievement of

Company objectives in 2002 relating to revenues, operating income, line connections, revenue per subscriber and other strategic goals. The Compensation Committee also awarded Mr. Bertram $29,340 to compensate Mr. Bertram for currency devaluation. As a result of remaining with the Company through the end of 2003, the Company awarded Mr. Bertram 25,000 shares of Common Stock. In February 2004, the Compensation Committee awarded Mr. Bertram a bonus of $125,000, which was based on the achievement of Company objectives in 2003 relating to revenues, operating income, line connections, revenue per subscriber and other strategic goals. The cash bonus also reflected the continuing devaluation of the U.S. dollar. The Company’s current objectives for Mr. Bertram are tied to its revenue growth, operating income, line connections, revenue per subscriber and strategic initiatives.

In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended, the effect of which is to eliminate the deductibility of compensation of over $1 million, with certain exceptions, paid to each of certain highly compensated executive officers of publicly held corporations, such as the Company. Section 162(m) applies to all remuneration (both cash and non-cash) that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. To date, the annual compensation of the Company’s current officers has been below the $1 million threshold. The Company’s proposed equity compensation plan subject to stockholder approval has certain rewards which would qualify for certain performance-based exceptions to the limitations on deductibility.

Members of the Compensation-Stock Option Committee

John B. Ryan

William E. Starkey, Chairman

Leonard Tow

Standard Remuneration of Directors and Other Arrangements

The Company has a compensation structure for the Company’s non-employee directors pursuant to which the Co-Chairmen (Messrs. Ferguson and Holm) are to be compensated with a fixed quarterly fee of $3,000, a per meeting fee of $1,100 for meetings held in-person and a per meeting fee of $550 for meetings held via telephonic conference call. The other directors are compensated with a fixed quarterly fee of $2,500, a per meeting fee of $800 for meetings held in-person and a per meeting fee of $400 for meetings held via telephonic conference call. For Compensation Committee meetings, the directors are paid a per meeting fee of $500 ($800 for the Chairman) for meetings held in-person and a per meeting fee of $250 ($400 for the Chairman) for meetings held via telephonic conference call. For Audit Committee meetings, the directors are paid a per meeting fee of $1,000 ($2,000 for the Chairman) for meetings held in-person and a per meeting fee of $500 ($1,000 for the Chairman) for meetings held via telephonic conference call. The Company also reimburses the directors for out-of-pocket expenses.

Director Stock Option Plan

The Board adopted the Hungarian Telephone and Cable Corp. Non-Employee Director Stock Option Plan (the “Director Stock Option Plan”) to award options to the Company’s directors who are not officers or employees of the Company.

The Director Stock Option Plan has 250,000 shares of Common Stock available for issuance pursuant to option issuances to the eligible directors. The Compensation Committee administers the Director Stock Option Plan. The options have ten-year terms and may not be transferred except for limited estate planning purposes and by will or the laws of descent and distribution.

As of the date each year that any non-employee director is elected or re-elected to serve as a director by the stockholders of the Company at an Annual Meeting of Stockholders of the Company, each non-employee director is automatically granted an option to purchase 5,000 shares of Common Stock with an exercise price per share equal to the fair market value of a share of Common Stock on the date of such grant. Each automatic grant of any such options vests in the optionee, and thus become exercisable, at the earlier of (x) the date of the next Annual Meeting of Stockholders of the Company, or (y) one year from the date of such annual grant. On May 22, 2003, the Company granted each of Messrs. Ferguson, Gelting, Holm, Ryan, Starkey and Tow an option to purchase 5,000 shares of Common Stock, which options vest on May 21, 2004.

Executive Compensation

The following table sets forth certain information, for each of the Company’s last three fiscal years, with respect to compensation awarded to the Company’s Chief Executive Officer and certain current officers of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2003 (collectively, the “Named Executives”).

SUMMARY COMPENSATION TABLE

	Year	Annual Compensation			Long-Term Compensation Awards		All Other Compen- sation ($)(5)
Name and Principal Position		Salary ($)(1)	Bonus ($)(2)	Other Annual Compensation ($)(3)	Restricted Stock Award ($)(4)	Securities Underlying Options (#)
Ole Bertram President and Chief Executive Officer	2003 2002 2001	270,000 260,000 250,000	127,340 95,000 78,300	36,000 36,000 36,000	246,500 — —	100,000 100,000 100,000	30,000 30,000 30,000
William T. McGann Controller and Treasurer	2003 2002 2001	113,263 102,376 98,571	62,240 40,000 40,000	48,359 38,410 36,000		20,000 20,000 10,000	50,774 50,774 43,774
Peter T. Noone General Counsel and Secretary	2003 2002 2001	172,500 170,000 162,000	25,000 20,000 15,000	5,553 — —		20,000 20,000 15,000	— — —

(1)	Consists of salaries paid pursuant to employment agreements. See “- Employment Agreements.”

(2)	The bonuses paid in 2003 to Messrs. Bertram and McGann include additional cash compensation to reflect some currency devaluation.

(3)	The amounts reported for Mr. Bertram’s “Other Annual Compensation” consist of an annual housing allowance in the amount of $36,000. Mr. McGann’s “Other Annual Compensation” each year includes an annual housing allowance in the amount of $36,000. For 2003, Mr. Noone’s “Other Annual Compensation” consists of payments to Mr. Noone of $2,502 for certain out-of-pocket medical and dental expenses and $3,051 for certain insurance costs.

(4)	The Compensation Committee agreed to award Mr. Bertram 25,000 shares of Common Stock provided he remained in the employment of the Company through December 31, 2003. After a tax withholding, Mr. Bertram received a net amount of 15,500 shares which do not have any restrictions.

(5)	All amounts reported for Mr. Bertram consist of Company contributions to a certain vested pension plan. All amounts reported for Mr. McGann consist of Company contributions to a certain vested pension plan.

The following table sets forth certain information with respect to options granted to the Named Executives during the fiscal year ended December 31, 2003.

Option Grants in Last Fiscal Year

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($)	Expiration Date	5% ($)	10% ($)
Ole Bertram	100,000	71.4	7.46	1/1/13	469,155	1,188,932
William T. McGann	20,000	14.3	7.46	1/1/13	93,831	237,786
Peter T. Noone	20,000	14.3	7.46	1/1/13	93,831	237,786

The option granted to Mr. Bertram in 2003 was exercisable in full one year after the date of grant. The options granted to Messrs. McGann and Noone were exercisable beginning on the date of grant.

The following table summarizes the exercise of stock options during fiscal 2003 by the Named Executives and provides information as to the unexercised stock options held by them at the end of the 2003 fiscal year.

Aggregated Option Exercise in Last Fiscal Year

and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year- End Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/ Unexercisable
Ole Bertram	—	—	400,000/—	$1,647,000/—
William T. McGann	—	—	55,000/—	$220,450/—
Peter T. Noone	—	—	85,000/—	$363,275/—

Employment Agreements

Ole Bertram - Mr. Bertram’s current employment agreement provides for an indefinite term with a current annual salary of $280,000, an annual $30,000 Company contribution to a retirement account and a $3,000 per month housing allowance. The agreement also provides for a potential target cash bonus of $100,000 and an annual award of a ten-year option to purchase at least 100,000 shares of Common Stock. The cash bonus is tied to certain corporate objectives set by the Compensation Committee. The options vest every six months in 50,000 share increments. For 2004, Mr. Bertram agreed to forego his annual option grant pending the Compensation Committee’s review of the Company’s equity compensation structure. The employment agreement for Mr. Bertram provides that if Mr. Bertram’s employment is terminated by the Company other than for cause, or if Mr. Bertram terminates the agreement due to a demotion other than for cause or because of a change in control of the Company, Mr. Bertram would be entitled to receive (i) six months’ salary, (ii) payment of any accrued entitlement to salary, expenses and allowances, and (iii) the immediate vesting and release of any unvested options. Mr. Bertram also has the right to terminate the agreement upon six months notice. The Company must give Mr. Bertram six months notice prior to termination by the Company for other than cause.

William T. McGann - Mr. McGann’s employment agreement provides for a indefinite term with a 2003 annual salary of $113,263, a 2003 annual Company contribution of $50,774 to a vested pension plan, and an annual housing allowance of $36,000. Mr. McGann is entitled to the reimbursement of certain expenses for his children’s education. Mr. McGann is eligible to receive an annual performance bonus consisting of either cash, stock, additional stock options or a combination thereof. Mr. McGann has been receiving annual option grants. For 2004, Mr. McGann agreed to forego his annual option grant pending the Compensation Committee’s review of the Company’s equity compensation structure. The employment agreement for Mr. McGann provides that if Mr. McGann’s employment is terminated by the Company without cause, or if Mr. McGann terminates the agreement due to a demotion other than for cause or because of a change in control of the Company, then Mr. McGann would be entitled to receive (i) six months’ salary, (ii) payment of any accrued entitlement to salary, expenses and allowances, and (iii) the immediate vesting and release of any unvested options. The Company must give Mr. McGann six months notice prior to termination by the Company for other than cause.

Peter T. Noone - Mr. Noone’s current employment agreement provides for an indefinite term with a 2003 annual base salary of $172,500 and the reimbursement of certain medical, dental and insurance costs in the amount of up to $5,700 per year. The agreement also provides for an annual award of ten-year options to purchase at least 20,000 shares of Common Stock. For 2004, Mr. Noone agreed to forego his annual option grant pending the Compensation Committee’s review of the Company’s equity compensation structure. Mr. Noone is also eligible to receive an annual performance bonus consisting of either cash, stock, additional stock options or a combination thereof. If Mr. Noone’s employment is terminated by the Company without cause, or if Mr. Noone terminates the agreement due to a change in control of the Company or because he suffers a demotion without cause, then Mr. Noone would be entitled to receive (i) six months salary and allowances, (ii) payment of any accrued entitlement to salary, expenses and allowances, and (iii) the immediate vesting and release of any unvested securities. The Company must give Mr. Noone six months notice prior to termination by the Company for other than cause.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation – Stock Option Committee are John B. Ryan, William E. Starkey (Chairman) and Leonard Tow. No member of the committee was ever an officer or employee of the Company or any of its subsidiaries. In addition, no executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.

Certain Relationships and Related Transactions

None

Indebtedness of Management

No director, executive officer, nominee for election as a director of the Company, or any person or entity related to such persons has been indebted to the Company or any of its subsidiaries at any time during the last fiscal year in an amount in excess of $60,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, officers and beneficial owners of over 10% of the Common Stock to file reports of holdings and transactions in the Common Stock. Based upon a review of the Forms 3, 4 and 5 required to be filed by such directors, officers and beneficial owners pursuant to Section 16(a) for the Company’s fiscal year ended December 31, 2003, the Company has identified one report that was not timely filed. Postabank Rt. filed a Form 4 one day late with respect to one transaction, a sale of its Common Stock. Based on its review, the Company does not know of any person that failed to file a required Form.

Stock Performance Graph

The line graph on the following page compares the cumulative total stockholder return of the Company’s Common Stock to the cumulative total return of (i) the American Stock Exchange Market Index and (ii) a telecommunications industry index, for the period commencing January 1, 1999 and ending December 31, 2003. The graph assumes that $100 was invested on January 1, 1999, with any dividends reinvested on the date paid. The graph shows as of December 31st for each of the five years the hypothetical value of such initial $100 investment.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY,

AMEX MARKET INDEX AND TELECOMMUNICATIONS INDUSTRY INDEX

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG HUNGARIAN TELEPHONE & CABLE CORP.,

AMEX MARKET INDEX AND SIC CODE INDEX

ASSUMES $100 INVESTED ON JAN. 1, 1999

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR ENDING DEC. 31, 2003

	1998	1999	2000	2001	2002	2003
Hungarian Telephone and Cable Corp.	$100.00	223.08	176.92	141.54	242.15	303.38
Telecommunications Industry Index	100.00	152.36	83.01	56.99	42.55	53.62
Amex Market Index	100.00	124.67	123.14	117.47	112.78	153.50

The Board of Directors recommends that stockholders vote “FOR” the election of the nominees named herein as directors.

II. PROPOSAL TO APPROVE THE HUNGARIAN TELEPHONE AND CABLE CORP.

2004 LONG-TERM INCENTIVE PLAN

Background

In order to allow the Compensation Committee to make regular diversified equity compensation grants to provide incentives to recruit, reward and retain key employees and directors, the Board of Directors recommends that the Company’s stockholders approve the Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan (the “2004 Plan”).

At the 2002 Annual Meeting, the Company’s stockholders approved the extension and renaming of the Hungarian Telephone and Cable Corp. 1992 Incentive Stock Option Plan, which is now named the Hungarian Telephone and Cable Corp. 2002 Incentive Stock Option Plan (the “2002 Stock Option Plan”). The 2002 Stock Option Plan authorizes the issuance of 1,250,000 shares of Common Stock to satisfy the awards of stock options. Of this amount, the Company has issued 300,590 shares pursuant to the exercise of options previously granted. Options to purchase an additional 525,000 shares are presently outstanding at a weighted average exercise price of $5.76 per share and with a weighted average remaining life of 5 years. The remaining 424,410 shares are available for issuance under the 2002 Stock Option Plan. The 2002 Stock Option Plan terminates in 2008.

In 1997, the Company adopted the Non-Employee Director Stock Option Plan (the “Director Stock Option Plan”). The Director Stock Option Plan authorizes the issuance of 250,000 shares of Common Stock to satisfy the awards of stock options to non-employee directors of Hungarian Telephone and Cable Corp. Of such 250,000 shares, the Company has issued 10,000 shares pursuant to the exercise of options previously granted, and options to purchase 151,284 shares are presently outstanding at a weighted average exercise price of $7.54 per share and with a weighted average remaining life of 6.67 years. The remaining 88,716 shares are available for issuance under the Director Stock Option Plan. The Director Stock Option Plan terminates when all options granted thereunder have been expired or terminated.

On April 1, 2004, the closing price of the Common Stock on the American Stock Exchange was $9.03.

Although the 2002 Stock Option Plan and the Director Stock Option Plan are not expiring in the near future and both have sufficient shares available to satisfy anticipated option grants to employees and directors as currently envisioned, the Board of Directors, on the recommendation of the Compensation Committee, has approved the 2004 Plan and its submission to the Company’s stockholders for their approval. The Board of Directors has taken this action for several reasons including the desire to make different types of awards available for compensatory purposes. In addition to stock options, the 2004 Plan provides for awards of stock appreciation rights (“SARs”), restricted stock (including restricted performance stock), restricted stock units, unrestricted stock and performance units. The 2004 Plan also provides for more flexibility in the terms that may be made applicable to awards and allows the Compensation Committee to design other equity-related awards not explicitly contemplated in the 2004 Plan. The Board of Directors believes that this greater flexibility will be advantageous to both the Company and the award recipients. Furthermore, the Board of Directors has decided that both the non-employee directors and employees should receive rewards from the same plan. To that end, the Board of Directors has determined that no further stock options will be awarded from either the 2002 Stock Option Plan or the Director Stock Option Plan, provided that the Company’s stockholders approve the 2004 Plan.

The 2004 Plan authorizes 1,000,000 shares of Common Stock for awards. In addition to such 1,000,000 shares, the 2004 Plan shall include any shares that remain available for issuance under the 2002 Stock Option Plan and the Director Stock Option Plan as of the date the 2004 Plan is approved by the stockholders of the Company; we estimate that this will add approximately 513,126 shares. Any shares of Common Stock subject to awards outstanding under the 2002 Stock Option Plan and the Director Stock Option Plan which lapse, expire or terminate without the issuance of Common Stock will also be available for awards under the 2004 Plan.

A summary of the material features of the proposed 2004 Plan appears below. The full text of the 2004 Plan is set forth in Appendix B. You should refer to the full text of the 2004 Plan for a complete description of its provisions. The vote required for the approval of the 2004 Plan is the majority of the shares present in person, or represented by proxy, and voted on this item at the Meeting.

Principal Features of the 2004 Long-Term Incentive Plan

Effective Date and Expiration

Assuming that the Company’s stockholders approve the 2004 Plan, it will become effective on May 19, 2004, and will terminate on May 19, 2014. The Company may not make any awards under the 2004 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Administration

The 2004 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has full authority to interpret the 2004 Plan and to establish rules for its administration.

Subject to certain limitations the Compensation Committee may delegate its authority under the plan to one or more members of the Compensation Committee or one or more officers of the Company. The Compensation Committee may not delegate its authority to make awards to those key employees who are subject to the reporting rules under Section 16(a) of the Securities Exchange Act, or whose compensation may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Internal Revenue Code.

Eligibility for Awards

Awards can be made to any key employee of the Company who is a salaried employee. The current eligible group consists of approximately 600 persons. Non-employee directors (6 directors) are also eligible to receive awards.

Determination of Amount and Form of Award

The Compensation Committee will determine the amount of individual awards to key employees, subject to certain limitations set out in the 2004 Plan and noted below. In determining the amount and form of an award, the Compensation Committee will consider the functions and responsibilities of the key employee, his or her potential contributions to the success of the Company, and other factors that it considers relevant.

Shares Subject to the Plan; Other Limitations on Awards

Subject to certain adjustments, the number of shares of Common Stock that may be issued pursuant to awards under the 2004 Plan shall be 1,000,000 shares of Common Stock plus any unused shares that remain available for issuance under the 2002 Stock Option Plan and the Director Stock Option Plan as of the date the 2004 Plan is approved by the stockholders of the Company, which is estimated to be approximately another 513,126 shares. Any shares of Common Stock subject to awards outstanding under the 2002 Stock Option Plan and the Director Stock Option Plan which lapse, expire or terminate without the issuance of Common Stock will also be available for awards under the 2004 Plan.

Shares subject to awards under the 2004 Plan will again be available for future awards upon the occurrence of specified events that result in fewer than the total number of shares subject to the award being delivered to the participants. In particular, the following shares will be added back to the plan limit and again be available for future awards:

•	shares tendered to pay the exercise price of an award or to satisfy tax or other withholding obligations arising upon exercise, vesting or settlement of an award;

•	shares subject to an award which is cancelled (excluding shares subject to an option cancelled upon the exercise of a related SAR) or terminated without having been exercised or paid;

•	shares withheld from any award to satisfy a participant’s tax or other withholding obligations or, if applicable, to pay the exercise price of an award.

In addition, shares that the Company re-acquires on the open market using the cash proceeds received by the Company from the exercise of options granted under the 2004 Plan will be available for awards under the 2004 Plan. In addition, if a SAR is settled in whole or in part with shares of Common Stock, the limit will also be increased by the excess, if any, of the number of shares subject to the SAR over the number of shares actually delivered to the participant upon exercise of the SAR.

A maximum of $5 million for each year in a performance period may be awarded in the form of restricted stock, restricted stock units, or performance units to any one participant. The maximum number of shares for which options may be granted to any participant in any fiscal year shall not exceed 500,000.

Stock Options and Stock Appreciation Rights

The Plan authorizes the Compensation Committee to grant both stock options and SARs. Stock options may be either “incentive stock options” under Section 422 of the Internal Revenue Code or options not intended to qualify as incentive stock options (“nonqualified options”) The Compensation Committee generally determines the terms and conditions of all options granted, subject to the terms of the 2004 Plan.

Options and SARs will vest in accordance with any vesting schedule determined by the Compensation Committee, and the Compensation Committee may impose additional conditions, restrictions or terms on the vesting of any option or SAR, including the full or partial attainment of performance goals. The term of an option cannot exceed ten years from the date of grant.

All options must have an option price that is no less than the fair market value of a share of Common Stock on the date of grant. Upon exercise of an option, the participant may pay the option price in cash, by delivering shares of Common Stock to the Company or by having the Company withhold shares otherwise deliverable to the participant upon exercise. An option may also be exercised through a “cashless exercise” procedure involving a broker or dealer.

Stock options may not be “repriced.” This means that the Compensation Committee may not take any of the following actions:

•	amend a stock option to reduce its exercise price;

•	cancel a stock option and regrant a new stock option with a lower exercise price than the original exercise price of the cancelled stock option; or

•	take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing.

The Compensation Committee may also grant a SAR in tandem with a stock option granted under the Plan or a SAR unrelated to any option. If a participant exercises a SAR granted in tandem with a stock option, the participant will receive an amount for each exercised SAR equal to the excess of the fair market value of a share of Common Stock on the date the SAR is exercised over the option price of the shares. If a participant exercises a SAR unrelated to an option, the participant will receive an amount for each exercised SAR equal to the excess of the fair market value of a share of Common Stock on the date the SAR is exercised over the fair market value of a share of Common Stock on the date the SAR was awarded (or such other price as the Compensation Committee shall determine on the SAR award date, which price shall be no less than the fair market value of a share of Common Stock on the award date). Payment would be in cash, in shares or a combination of the two as the Compensation Committee determines.

Restricted Stock Awards

The Compensation Committee may also issue or transfer shares of Common Stock to a participant under a restricted stock award. Awards are subject to certain conditions and restrictions during a specific period of time; these conditions might include the participant’s remaining in the employment of the Company and/or the Company’s attainment of specified pre-established performance goals, as discussed below. A participant may not transfer shares of restricted stock prior to the lapse of the restriction period or the attainment of the performance goals. The participant is, however, entitled to vote the shares and in most cases is entitled to receive the dividends, if any, currently. The Compensation Committee may, in its discretion, establish rules pertaining to the restricted stock in the event of a termination of employment of a participant prior to the end of the restricted period, provided that in the event of a termination for “cause” any non-vested restricted stock awards will be forfeited immediately.

Restricted Stock Unit Awards

A restricted stock unit (“RSU”) is a contractual undertaking by the Company to deliver to a participant one share of Common Stock (or its equivalent value in cash) on a settlement date specified in the award. As in the case of restricted stock, the vesting and settlement of RSUs may be conditioned on continued service and/or the Company’s attainment of specified performance goals. A participant who receives an award of RSUs will not have the rights of a stockholder unless and until the Company settles the RSUs by the delivery of Common Stock. The Compensation Committee may nevertheless provide for participants to receive payment of dividend equivalents on outstanding RSUs.

Unrestricted Stock Awards

The Compensation Committee may also issue or transfer shares of Common Stock to a participant under an outright grant of unrestricted Common Stock that could be transferred immediately.

Performance Unit Awards

The Compensation Committee may grant performance unit awards payable in cash or stock at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Compensation Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made. Subject to Compensation Committee discretion, a performance unit award will terminate for all purposes if the participant is not continuously employed by the Company at all times during the applicable performance period.

Performance Goals

Section 162(m) of the Internal Revenue Code imposes limits on the compensation that a public company pays to its chief executive officer and certain other executive officers. In order for the Company to be able to deduct compensation in excess of $1 million paid in any year to the Chief Executive Officer or the Company’s four other most highly compensated employees (within the meaning of Section 162(m)), such compensation must qualify as “performance-based”. To date, no employee of the Company has had more than $1 million in total annual compensation and, at this point, the Company does not anticipate any employee earning more than $1 million in total annual compensation.

The 2004 Plan contains provisions intended to enable compensation paid to those executive officers whose compensation is subject to the deduction limitations of Section 162(m) of the Internal Revenue Code to qualify as “performance-based compensation” that will be fully deductible by the Company. One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals for the compensation be approved by the Company’s stockholders.

Prior to the beginning of a performance period, the Compensation Committee may establish performance goals for the Company. The goals will be comprised of specified levels of one or more of the following performance criteria as the Compensation Committee may deem appropriate:

•	earnings per share,

•	net earnings,

•	operating earnings,

•	EDITDA,

•	unit volume,

•	number of access lines,

•	net sales,

•	market share,

•	balance sheet measurements,

•	revenue,

•	customers,

•	economic profit,

•	cash flow,

•	cash return on assets,

•	stockholder return,

•	return on equity,

•	return on capital.

In addition, for any awards not intended to meet the requirements of Section 162(m), the Compensation Committee may establish goals based on other performance criteria as it deems appropriate.

The Compensation Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of performance goals. Performance units and restricted performance stock will be earned solely on the partial or full attainment of these performance goals.

Director Compensation

The 2004 Plan gives the Company’s Board of Directors the discretion to make awards from the 2004 Plan to non-employee Directors. The Board may give non-employee Directors the opportunity to receive an option grant in lieu of future cash compensation or other types of awards. The non-employee Directors may elect to receive all or a portion of any cash compensation in shares of Common Stock.

Deferral of Payments

A participant may elect to defer all or a portion of any earned performance units, restricted or unrestricted stock, restricted stock units, or gain on any exercised option or SAR pursuant to the terms of any Company Deferred Compensation Plan that the Company may adopt.

Adjustments on Capitalization

In case of any reorganization, recapitalization, reclassification, stock split, reverse stock split, stock dividend, extraordinary dividend, distribution, combination of shares, merger, consolidation, spin-off, rights offering, or any other changes in the corporate structure or shares of the Company, the Compensation Committee may make appropriate adjustments in deferred accounts and in the aggregate number and kind of shares subject to the 2004 Plan, and the number and kind of shares and the price per share subject to outstanding awards.

Change in Control

The 2004 Plan contains provisions that will apply if the Company undergoes a “Change in Control.” For purposes of the 2004 Plan, “Change in Control” shall mean any of the following events:

(i)	any person or entity acquires 35% or more of the outstanding voting stock of the Company;

(ii)	the persons serving as directors of the Company as of May 19, 2004, and those replacements or additions subsequently approved by a two-thirds vote of the Board, cease to make up more than 50% of the Board;

(iii)	a merger, consolidation or share exchange following which the stockholders of the Company prior to the merger own 65% or less of the surviving corporation; or

(iv)	a complete liquidation or dissolution of the Company or disposition of all or substantially all of the assets of the Company.

Upon a Change in Control, the following vesting provisions will apply:

1.	If the Company is not the surviving corporation and the surviving or acquiring corporation does not assume the outstanding awards, or fails to substitute equivalent awards, then all outstanding stock options, SARs, time-lapse restricted stock, and restricted stock units will vest 100% and restricted performance stock and performance units will vest as follows: the greater of (i) 75% of such award or (ii) a pro rata portion of such award based on the portion of the performance period that has elapsed prior to the change in control.

2.	If the Company is the surviving corporation or the surviving or acquiring corporation assumes the outstanding awards or substitutes equivalent awards, then they will remain outstanding and vest pursuant to the provisions of the 2004 Plan.

3.	If, within 24 months following a Change in Control, the employment of a participant is terminated without Cause (as defined below) or by the participant for Good Reason (as defined below), and the Company is the surviving corporation or the surviving or acquiring corporation assumes the outstanding awards or substitutes equivalent awards, then all outstanding stock options, SARs, time-lapse restricted stock and restricted stock units will vest 100% and restricted performance stock and performance units will vest as follows: the greater of (i) 75% of such award or (ii) a pro rata portion of such award based on the portion of the performance period that has elapsed prior to the termination of employment.

4.	If, within 24 months following a Change in Control, the employment of a participant is terminated for Cause and the Company is the surviving corporation or the surviving or acquiring corporation assumes the outstanding awards or substitutes equivalent awards, then all stock options and SARs will expire and all unvested restricted stock, restricted stock units and performance units will be forfeited, and all rights under such awards will terminate.

“Good Reason” is defined as set forth in any individual agreement applicable to a participant or, if not defined in such an agreement, then “Good Reason” shall mean any of the following events or conditions: (1) a reduction in the participant’s base salary or a failure to pay compensation or benefits when due, (2) requiring the participant to be based more than 50 miles from his workplace prior to a change in control, (3) failure to continue compensation or employee benefit plans that, in the aggregate, are substantially equivalent to those provided prior to the change in control, (4) any purported termination of the participant for “Cause” which does not comply with the definition of “Cause” set forth in the 2004 Plan and (5) the Company’s failure to obtain an agreement from any successor to assume the 2004 Plan.

“Cause,” for purposes of the Change in Control provision only, is defined as set forth in any individual agreement applicable to a participant or, if not defined in such an agreement, then “Cause” shall mean the termination of a participant’s employment by reason of his or her (1) conviction of a felony or (2) engaging in conduct, which constitutes willful gross misconduct, which is demonstrably and materially injurious to the Company.

Amendment

The Board of Directors can amend, suspend or terminate the 2004 Plan; provided, however, that no amendment will be effective without stockholder approval if such approval is required by law or under the rules of the American Stock Exchange or other principal exchange on which the Common Stock is listed. The Compensation Committee may amend or modify any outstanding awards in any manner to the extent that the Compensation Committee would have had the authority under the Plan initially to make such awards as so modified or amended.

U.S. Federal Income Tax Consequences

The following briefly describes the U.S. federal income tax consequences of the 2004 Plan generally applicable to the Company and to participants who are U.S. citizens.

Stock Options

Nonqualified Stock Options. A participant will not recognize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. The Company will generally be entitled to a tax deduction equal in amount to the income that a participant recognizes upon exercise of a nonqualified stock option.

When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant will not recognize taxable income upon the grant of an incentive stock option.

If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a non-qualified stock option).

If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

The Company will generally be entitled to a deduction with respect to an incentive stock option only if the participant makes a disqualifying disposition. In that situation, the Company will generally be entitled to a deduction equal in amount equal to the income that the participant recognizes as a result of the disqualifying disposition.

With respect to both non-qualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant will not recognize taxable income upon the grant of a SAR. Upon the exercise of a SAR, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Restricted Stock Awards

A participant generally will not recognize taxable income upon the grant of a restricted stock award. A participant generally will recognize taxable ordinary income when the shares vest or cease to be subject to restrictions on transfer. The amount of income recognized will equal the excess of the fair market value of the shares at such time over the amount, if any, the participant paid to the Company for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt of the award. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income.

When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, that the participant paid to the Company for the shares plus the amount of taxable ordinary income the participant recognized either at the time the restrictions lapse or at the time of a Section 83(b) election, if an election was made by the participant. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election. Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Restricted Stock Unit Awards

A participant generally will not recognize taxable income upon the grant of a restricted stock unit award. A participant generally will recognize taxable ordinary at the time of settlement of the RSU when the participant receives the shares. The amount of income recognized will equal the excess of the fair market value of the shares at such time over the amount, if any, the participant paid to the Company for the shares. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, that the participant paid to the Company for the shares plus the amount of taxable ordinary income the participant recognized upon settlement. If RSUs are settled in cash, the participant will recognize ordinary income equal to the amount so paid less any amount the participant paid for the RSUs.

Unrestricted Stock Awards

Upon receipt of a unrestricted stock award, a participant generally will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at the time of receipt over the amount, if any, paid to the Company by the participant for the shares.

Performance Unit Awards

A participant will not recognize taxable income upon the grant of a performance unit. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to the Company by the participant with respect to the award.

Tax Withholding

The Company is authorized to withhold from any award granted or payment due under the 2004 Plan the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The participant may satisfy any amounts required to be withheld from any award by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of the Company’s stock to be delivered for the payment of such taxes. The Compensation Committee is authorized to establish procedures (for such election by participants to satisfy their obligations for the payment of withholding taxes by withholding the Company’s stock) by directing the Company to retain shares otherwise deliverable in connection with the award.

Plan Benefits

Because awards under the 2004 Plan are determined by the Compensation Committee or the Board of Directors in their sole discretion, the Company cannot determine the benefits or amounts that will be received or allocated in the future under the 2004 Plan. In addition, the Company can not determine the benefits or amounts that would have been received by certain persons in the last fiscal year had the 2004 Plan been in effect last year. However, certain officers of the Company, Messrs. Bertram, McGann and Noone, have customarily received annual option grants under the 2002 Stock Option Plan. See “Election of Directors.” Such officers have reached an agreement with the Compensation Committee pursuant to which such officers have agreed to forego their customary annual option grants in 2004 pending the Compensation Committee’s review of its alternatives with respect to equity compensation. In addition, each of the non-employee directors (6 directors) have been receiving an annual option grant to purchase 5,000 shares of Common Stock under the Director Stock Option Plan. If the 2004 Plan is approved, the Board of Directors has agreed that no further stock option grants should be awarded from either the 2002 Stock Option Plan or the Director Stock Option Plan. If the 2004 Plan is approved, the Company expects that such officers and directors would receive an award from the 2004 Plan. However, the type or amount of award is subject to the discretion of the Compensation Committee and/or the Board of Directors and can not be determined at this time.

Equity Compensation Plan Information

The following table provides information about the Company’s stock that may be issued under the Company’s equity compensation plans as of December 31, 2003:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted-Average Exercise price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)(c)
Equity Compensation Plans Approved by Security Holders	540,000	$5.73	409,410
Equity Compensation Plans Not Approved by Security Holders	323,531	$5.65	88,716
Total	863,531		498,126

The equity compensation plans not approved by security holders set forth in the table above consist of two components – the Director Stock Option Plan (outstanding options to purchase 151,284 shares of Common Stock as of the end of 2003) and a individual compensation arrangement for a former executive officer (outstanding option to purchase 172,247 shares of Common Stock as of the end of 2003).

The Director Stock Option Plan was adopted by the Company’s Board of Directors in 1997. The Director Stock Option Plan has 250,000 shares of available Common Stock of which unexercised options to purchase 151,284 shares of Common Stock were outstanding as of the end of 2003, 10,000 shares of Common Stock had been issued pursuant to exercised options and 88,716 shares of Common Stock were available as of the end of 2003 for issuance pursuant to future option grants. The Director Stock Option Plan is administered by the Compensation Committee. The Director Stock Option Plan provides that each non-employee director shall automatically receive an option to purchase 5,000 shares of Common

Stock upon his or her election or reelection to the Board of Directors by the Company’s stockholders each year. Each option granted shall have a ten year exercise term and vest upon the completion of the one-year board term. The exercise price per share of Common Stock is equal to the market value of a share of Common Stock calculated on the date of grant by using the prior 20 trading day average closing price of the Company’s Common Stock on the American Stock Exchange. If a director ceases to be a director of the Company, the end of the exercise period is accelerated to 18 months following the cessation of such service (if less than the original term). The options are not transferable except for limited estate planning purposes and by the laws of descent and distribution.

The other equity compensation plan not approved by security holders was an employment agreement with a former executive officer that provided for the grant in 1995 of an option to purchase 197,247 shares of Common Stock at an exercise price of $4.00 per share. As of the end of 2003, the former executive officer had purchased 25,000 shares of Common Stock pursuant to such option and 172,247 shares of Common Stock remained subject to such option. The option expires August 16, 2004.

The Board of Directors recommends that stockholders vote “For” approval of the Company’s proposed

Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan.

III. RATIFICATION OF THE APPOINTMENT OF AUDITORS

The Audit Committee has reappointed the Company’s existing independent auditors KPMG Hungaria Kft. (“KPMG”) as independent auditors of the Company for the fiscal year ending December 31, 2004, subject to the ratification of the appointment by the Company’s stockholders. In the event the Company’s stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Information regarding KPMG’s fees for 2003 and 2002 is provided under “Fees to Independent Auditors for 2003 and 2002” below. Additional information regarding the Audit Committee is provided in the Report of the Audit Committee above.

A representative of KPMG Hungaria Kft. is invited to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Fees to Independent Auditors for 2003 and 2002

The following table presents fees for professional services rendered by KPMG for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s quarterly reports for 2003 and 2002 and fees billed for audit-related services, tax services and all other services rendered by KPMG for 2003 and 2002.

	2003	2002
	(in thousands)	(in thousands)
Audit Fees	296	262
Audit-Related Fees	112	49
Tax Fees	21	8
All Other Fees	1	3

The services rendered by KPMG comprising “Audit Fees” consist of the audit of the Company’s financial statements and review of the financial statements included in the Company’s quarterly filings on Form 10-Q and certain other services customarily provided in connection with statutory and regulatory filings and the audit engagement.

The services rendered by KPMG comprising the “Audit-Related Fees” consist of advice on various U.S. and Hungarian accounting issues and certain due diligence services.

The services rendered by KPMG comprising the “Tax Fees” consist of assistance in the preparation of certain individual Hungarian income tax returns (ex-patriate tax compliance) and assistance with the Company’s U.S. and Hungarian tax compliance.

The services rendered by KPMG comprising “All Other Fees” consist of translation services.

All audit and non-audit services provided by KPMG must be pre-approved by the Audit Committee. All audit services, audit-related services, tax services and other services provided by KPMG in connection with the 2003 fiscal year were specifically pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG was compatible with the maintenance of KPMG’s independence with respect to its auditing functions. In December 2003, the Audit Committee adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”). The Pre-Approval Policy provides for the Audit Committee to specifically pre-approve the annual audit services engagement. The Pre-Approval Policy provides for pre-approval of audit-related services, tax services and other services specifically described by the Audit Committee and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The Pre-Approval Policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of KPMG Hungaria Kft. as the Company’s independent auditors for the fiscal year ending December 31, 2004.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company’s 2005 Proxy Statement for the Company’s Annual Meeting of Stockholders to be held in 2005. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 20, 2004. A shareholder proposal for the Company’s 2005 Annual Meeting of Stockholders which is submitted outside the processes of Rule 14a-8 is considered untimely if the Company did not have notice of such proposal at least 45 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders. For the Company’s 2005 Annual Meeting of Stockholders, such date is February 25, 2005. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may send written communications to the Company’s Board of Directors c/o Secretary, Hungarian Telephone and Cable Corp., 1201 Third Avenue, Suite 3400, Seattle, WA 98101-3034. All written communications from stockholders regarding legitimate Company business will be delivered to the Board of Directors.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them, and the Company may reimburse them for certain reasonable out-of-pocket expenses incurred by them in connection therewith.

By Order of the Board of Directors,

Daryl A. Ferguson Chairman of the Board	Torben V. Holm Chairman of the Board

April 8, 2004

Seattle, WA

Appendix A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

HUNGARIAN TELEPHONE AND CABLE CORP.

(Adopted on September 4, 2003)

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Hungarian Telephone and Cable Corp. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the quality and integrity of the Company’s financial statements and related disclosure, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require to be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee shall have the authority and will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

•	The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. The Board of Directors shall make a good faith determination that each member of the Audit Committee meets all applicable independence, financial literacy and other requirements of law and the American Stock Exchange (or such other exchange as the Company may be listed on). The Board of Directors shall also determine if any member of the Audit Committee is an “audit committee financial expert” as defined by the SEC.

AUTHORITY AND DUTIES:

•	The Audit Committee shall be directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditor employed by the Company (including the resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall have ultimate authority to approve all audit engagement fees and terms. The Audit Committee shall, in addition to assuring the regular rotation of the “audit partners” as required by law, consider whether there should be regular rotation of the audit firm.

•	The Audit Committee shall review the experience, qualifications and performance of the independent audit team in order to assess such team’s necessary competence to conduct the audit engagement in accordance with all applicable standards. The Audit Committee shall have the authority to obtain and review, at its discretion, with the lead audit partner and a more senior representative of the independent auditor, annually or more frequently as the Audit Committee considers appropriate, a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues.

•	The Audit Committee shall ensure that the independent auditor’s independence is not affected by the Company’s retention of a former employee of the independent auditor who was a member of the Company’s audit team. The Audit Committee shall pre-approve the hiring of any employee or former employee of the independent auditor who was a member of the Company’s audit team during the preceding three fiscal years. In addition, the Audit Committee shall pre-approve the hiring of any employee or former employee of the independent auditor (within the preceding three fiscal years) for senior positions within the Company, regardless of whether that person was a member of the Company’s audit team.

•	The Audit Committee shall have the sole authority to pre-approve any non-audit services to be provided to the Company by the independent auditors (or to subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible). In this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors. The Audit

Committee shall also review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

•	The Audit Committee shall be responsible for reviewing on a continuing basis the quality, adequacy, and effectiveness of the Company’s system of internal controls and any significant deficiencies or material weaknesses in such internal controls, including meeting periodically with the Company’s management and the independent auditor to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under the SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditor relating to such disclosure.

•	The Audit Committee shall review with management the effectiveness of the Company’s disclosure controls and procedures and any evaluations of such disclosure controls and procedures performed by management.

•	The Audit Committee shall be responsible for reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditor’s proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditor regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) discussing with the Company’s independent auditor the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies, audit problems or difficulties and management’s response, disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (iv) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements.

•	The Audit Committee shall direct the Company’s independent auditor to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

•	The Audit Committee shall review and discuss with management and the independent auditor the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC.

•	The Audit Committee shall conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditor.

•	The Audit Committee shall review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	The Audit Committee shall oversee compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities.

•	The Audit Committee shall provide a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC.

•	The Audit Committee shall be responsible for reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

•	The Audit Committee shall review with management, and any internal or external counsel as the Audit Committee considers appropriate, any legal matters that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

•	The Audit Committee shall review with the general counsel the adequacy and effectiveness of the Company’s procedures to ensure compliance with its legal and regulatory responsibilities.

•	The Audit Committee shall be responsible for reviewing, approving and monitoring the Company’s code of ethics for its principal executive and senior financial officers.

•	The Audit Committee shall be responsible, if necessary, for instituting special investigations with full access to all books, records, facilities and personnel of the Company.

•	The Audit Committee shall have the authority to engage outside advisors, including counsel, as it deems necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for the compensation of such outside advisors employed by the Audit Committee in addition to the provision of the necessary funds as determined by the Audit Committee to compensate the independent auditors employed by the Company for the purpose of rendering or issuing an audit report.

•	The Audit Committee shall be responsible for reviewing and approving in advance any proposed related party transactions.

•	The Audit Committee shall be responsible for reviewing its own charter, structure, processes and membership requirements.

•	The Audit Committee shall establish procedures for receiving, retaining and treating complaints received by the Company from its employees regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. For complaints or concerns raised by others (person that are not employees of the Company), the Audit Committee shall address such complaints or concerns on a case-by-case basis.

•	The Audit Committee shall report regularly to the entire Board of Directors.

The foregoing list of duties is not exhaustive, and the Audit Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Audit Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Audit Committee as it deems appropriate. In discharging its oversight role, the Audit Committee shall have full access to all Company books, records, facilities and personnel.

MEETINGS:

The Chairman of the Audit Committee, in consultation with the Audit Committee members, shall determine the schedule and frequency of the Audit Committee meetings, provided that the Audit Committee will meet at least four times each year.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the principal Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

The Chairman of the Audit Committee shall develop and set the Audit Committee’s agenda, in consultation with other members of the Audit Committee, the Board and management. The agenda and information concerning the business to be conducted at each Audit Committee meeting shall, to the extent practical, be communicated to the members of the Audit Committee sufficiently in advance of each meeting to permit meaningful review.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Audit Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented, for informational purposes only, to the full Audit Committee at its scheduled meetings.

INDEPENDENT AUDITOR ACCOUNTABILITY

The Independent Auditor is accountable to the Audit Committee of the Board of Directors of the Company. The Company’s Board of Directors and its Audit Committee are representatives of the Company’s stockholders.

CLARIFICATION OF AUDIT COMMITTEE’S ROLE

The Audit Committee’s responsibility is one of oversight. It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditor to audit those financial statements. Therefore, each member of the Audit Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

Appendix B

HUNGARIAN TELEPHONE AND CABLE CORP.

2004 Long-Term Incentive Plan

HUNGARIAN TELEPHONE AND CABLE CORP.

2004 LONG-TERM INCENTIVE PLAN

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ARTICLE I

PURPOSE AND EFFECTIVE DATE

1.1    Purpose. The purpose of the Plan is to provide financial incentives for selected Employees of Hungarian Telephone and Cable Corp. (“HTCC”) and its Subsidiaries and for the non-employee Directors of HTCC, thereby promoting the long-term growth and financial success of the Company by (1) attracting and retaining employees and Directors of outstanding ability, (2) strengthening the Company’s capability to develop, maintain, and direct a competent management team, (3) providing an effective means for selected Employees and non-employee Directors to acquire and maintain ownership of HTCC Stock, (4) motivating Employees to achieve long-range Performance Goals and objectives, and (5) providing incentive compensation opportunities competitive with those of other corporations.

1.2    Effective Date and Expiration of Plan. The Plan is subject to approval by a majority of the votes cast at the annual meeting of Shareholders to be held on May 19, 2004, or at any adjournment thereof by the holders of shares of HTCC stock entitled to vote thereon. If so approved, the Plan shall be effective as of such date. Unless earlier terminated by the Board pursuant to Section 11.3, the Plan shall terminate on the tenth anniversary of its Effective Date. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date.

ARTICLE II

DEFINITIONS

The following words and phrases, as used in the Plan, shall have these meanings:

2.1    “Administrator” means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3.3.

2.2    “Award” means, individually or collectively, any Option, SAR, Restricted Stock, Restricted Stock Unit, Restricted Performance Stock, unrestricted HTCC Stock or Performance Unit Award or any other form of Award authorized pursuant to Section 4.1(b).

2.3    “Award Statement” means a written confirmation of an Award under the Plan furnished to the Participant.

2.4    “Board” means the Board of Directors of HTCC.

2.5    “Cause” except for purposes of Article XII, with respect to any Participant, means (i) the definition of “Cause” as set forth in any individual employment agreement applicable to such Participant, or (ii) in the case of a Participant who does not have an individual employment agreement that defines Cause, and unless the Committee shall authorize a different definition of “Cause” for such Participant, then “Cause” means the termination of a Participant’s employment by reason of his or her (1) engaging in gross misconduct that is injurious to the Company, monetarily or otherwise, (2) misappropriation of funds, (3) willful misrepresentation to the directors or officers of the Company regarding matters relating to the business of the Company, (4) gross negligence in the performance of the Participant’s duties that has or may reasonably be expected to have an adverse effect on the business, operations, assets, properties or financial condition of the Company, (5) commission of a felony or any crime involving moral turpitude, or (6) entering into competition with the Company. The determination of whether a Participant’s employment was terminated for Cause shall be made by the Company in its sole discretion.

2.6    “Code” means the Internal Revenue Code of 1986, as amended.

2.7    “Committee” means the Stock Option—Compensation Committee of the Board or a subcommittee thereof.

2.8    “Company” means Hungarian Telephone and Cable Corp. and all of its Subsidiaries on and after the Effective Date.

2.9    “Deferred Account” means an account established for a Participant under Section 10.1.

2.10    “Deferred Compensation Plan” means any deferred compensation plan established by the Company in which the Participants may participate.

2.11    “Director” means a member of the Board of Directors of HTCC.

2.12    “Effective Date” means the date on which the Plan is approved by the shareholders of HTCC, as provided in Section 1.2.

2.13    “Employee” means a salaried employee of the Company.

2.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.15    “Fair Market Value” means, when used with reference to HTCC Stock, “fair market value” determined pursuant to a valuation methodology approved by the Committee or, if the Committee does not approve a different valuation methodology, means, on any day, the daily closing price of a share of HTCC Stock on the American Stock Exchange, or, if the shares are not listed or admitted to trading on such exchange, on the principal United States securities exchange or on the NASDAQ/NMS on which the shares are listed or admitted to trading, or if the shares are not listed or admitted to trading on any such exchange or on the NASDAQ/NMS, the mean between the closing high bid and low asked quotations with respect to a share on such dates on the National Association of Securities Dealers, Inc. Automated Quotations System, or any similar system then in use, or if no such quotations are available, the fair market value on such date of a share as the Committee shall determine.

2.16    “Fiscal Year” means the fiscal year of the Company, which, as of the date the Plan was approved by the Board, is the year ending December 31.

2.17    “HTCC” means Hungarian Telephone and Cable Corp., a Delaware corporation.

2.18    “HTCC Stock” means common stock, par value $0.001 of Hungarian Telephone and Cable Corp.

2.19    “Incentive Stock Option” means an option within the meaning of Section 422 of the Code.

2.20    “Nonqualified Stock Option” means an option granted under the Plan other than an Incentive Stock Option.

2.21    “Option” means either a Nonqualified Stock Option or an Incentive Stock Option to purchase HTCC Stock.

2.22    “Option Price” means the price at which HTCC Stock may be purchased under an Option as provided in Section 5.4, or in the case of a SAR granted under Section 5.8, the price determined in such Section 5.8.

2.23    “Participant” means a Employee or a non-employee Director to whom an Award has been made under the Plan or a Transferee.

2.24    “Performance Goals” means goals established by the Committee pursuant to Section 4.5.

2.25    “Performance Period” means a period of time over which performance is measured.

2.26    “Performance Unit” means the unit of measure determined under Article IX by which is expressed the value of a Performance Unit Award.

2.27    “Performance Unit Award” means an Award granted under Article IX.

2.28    “Personal Representative” means the person or persons who, upon the death, disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or SAR or the right to any Restricted Stock Award, Restricted Stock Unit Award or Performance Unit Award theretofore granted or made to such Participant.

2.29    “Plan” means this Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan.

2.30    “Predecessor Plans” means the Hungarian Telephone and Cable Corp. 2002 Incentive Stock Option Plan, as amended, and the Hungarian Telephone and Cable Corp. Non-Employee Director Stock Option Plan, as amended.

2.31    “Restricted Performance Stock” means HTCC Stock subject to Performance Goals.

2.32    “Restricted Stock” means HTCC Stock subject to the terms and conditions provided in Article VI and including Restricted Performance Stock.

2.33    “Restricted Stock Award” means an Award of Restricted Stock granted under Article VI.

2.34    “Restricted Stock Unit” means a contractual undertaking by the Company to deliver to the Participant one share of HTCC Stock (or its equivalent value in cash) on a specified settlement date, subject to the terms and conditions provided in Article VI. Each Restricted Stock Unit awarded to a Participant shall correspond to one share of HTCC Stock.

2.35    “Restricted Stock Unit Award” means an Award of a Restricted Stock Unit granted under Article VI

2.36    “Restriction Period” means a period of time determined under Section 6.2 during which Restricted Stock or Restricted Stock Awards, or Restricted Stock Units or Restricted Stock Unit Awards, are subject to the terms and conditions provided in either Section 6.3 or Section 6.4.

2.37    “SAR” means a stock appreciation right granted under Section 5.8.

2.38    “Shares” means shares of HTCC Stock.

2.39    “Shareholders” means the Shareholders of HTCC.

2.40    “Stock Option” means a Incentive Stock Option or a Nonqualified Stock Option.

2.41    “Subsidiary” means a corporation or other entity the majority of the voting stock of which is owned directly or indirectly by HTCC.

2.42    “Transferee” means a person to whom a Participant has transferred his or her rights to an Award under the Plan in accordance with Section 11.1 and procedures and guidelines adopted by the Company.

ARTICLE III

ADMINISTRATION

3.1    Committee to Administer. The Plan shall be administered by the Committee.

3.2    Powers of Committee.

(a) The Committee shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. The Committee’s decisions shall be final and conclusive with respect to the interpretation of the Plan and any Award made under it.

(b) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Employees who shall receive an Award, the time or times when such Award shall be made, the vesting schedule, if any, for the Award and the type of Award to be granted, the number of shares to be subject to each Award of Options, SARs, Restricted Stock, Restricted Stock Units, and unrestricted HTCC Stock and the value of each Performance Unit.

(c) The Committee shall determine and set forth in an Award Statement the terms of each Award. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Statement, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan. The

Committee may, in its discretion, accelerate (i) the date on which any Option or SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award or a Restricted Stock Unit Award, or (iii) the end of a Performance Period under a Performance Unit Award, if the Committee determines that to do so will be in the best interests of the Company and the Participants in the Plan.

3.3    Delegation by Committee. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Code, or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) to interpret the Plan or any Award, or (iii) under Section 11.3 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times the Administrator appointed under this Section 3.3 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

ARTICLE IV

AWARDS

4.1    Awards.

(a) Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, Restricted Stock Units, Restricted Performance Stock, unrestricted HTCC Stock and Performance Units and any other form of Award that the Committee authorizes pursuant to Section 4.1(b). All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate. Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Award Statement. Any combination of Awards may be granted at one time and on more than one occasion to the same Employee. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals and the Committee shall have no discretion to increase such Awards.

(b) The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole, or in part, on the value or future value of HTCC Stock, for the acquisition or future acquisition by Participants of HTCC

Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of HTCC Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

4.2    Eligibility for Awards. An Award may be made to any Employee selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective Employee, his or her present and potential contributions to the success of the Company, the value of his or her services to the Company, and such other factors deemed relevant by the Committee. Non-employee Directors are eligible to receive Awards pursuant to Article VII.

4.3    Shares Available Under the Plan.

(a)    Subject to rules set forth in Section 4.3(b) and to adjustment as provided in Section 11.2, the total number of Shares that may be issued pursuant to the Plan (the “Section 4.3(a) Limit”) shall not exceed (i) 1,000,000 plus (ii) the number of Shares that remain available for issuance under the Predecessor Plans as of the date this Plan is approved by Shareholders (increased by any shares of HTCC Stock subject to any award (or portion thereof) outstanding under the Predecessor Plans on such date which lapses, expires or is otherwise terminated without the issuance of such HTCC Stock or is settled by delivery of consideration other than HTCC Stock).

(b)    For purposes of determining the number of Shares that remain available for issuance pursuant to the Plan, the following rules shall apply:

(i)    In connection with the granting of an Award (other than an Award denominated in dollars), the number of Shares in respect of which the Award is granted or denominated shall be counted against the Section 4.3(a) Limit;

(ii)    If any Shares subject to an Award are forfeited or if any Award based on Shares is settled for cash, or expires or otherwise is terminated without issuance of such Shares (excluding Shares subject to an Option cancelled upon the exercise of a related SAR), the Shares subject to such Award shall, to the extent of such cash settlement, forfeiture or termination, be added back to the Section 4.3(a) Limit and be available for future Awards under the Plan;

(iii)    There shall be added back to the Section 4.3(a) Limit, and there shall again be available for future Awards, Shares that are

(A)    tendered in payment of the Option Price of Options or the exercise price of other Awards or the tax or other withholding obligations arising upon exercise, vesting or settlement of an Award;

(B)    withheld from any Award to satisfy a Participant’s tax or other withholding obligations or, if applicable, to pay the Option Price of an Option or the exercise price of other Awards; or

(C)    acquired by the Company on the open market using the cash proceeds received by the Company from the exercise of Options granted under the Plan; provided, however, that there shall not be added back to the Section 4.3(a) Limit pursuant to this Section 4.3(b)(iii)(C) in respect of any Option a number of Shares greater than (x) the amount of such cash proceeds, divided by (y) the Fair Market Value on the date of exercise of the Option;

(iv)    Anything to the contrary in this Section 4.3(b) notwithstanding, if a SAR is settled in whole or in part in Shares, the excess, if any, of the number of Shares subject to the SAR over the number of Shares delivered to the Participant upon exercise of the SAR shall be added back to the Section 4.3(a) Limit and shall again be available for future Awards.

(c)    Any shares of HTCC Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or Shares purchased in the open market or otherwise.

4.4    Limitation on Awards. The maximum aggregate dollar value of Restricted Stock, Restricted Stock Units and Performance Units awarded to any Employee with respect to a Performance Period may not exceed $5 million for each Fiscal Year included in such Performance Period. The maximum number of shares for which Options may be granted to any Participant in any one Fiscal Year shall not exceed 500,000.

4.5    General Performance Goals. Prior to the beginning of a Performance Period the Committee will establish in writing Performance Goals for the Company. The goals will be comprised of specified levels of one or more of the following performance criteria as the Committee may deem appropriate: earnings per share, net earnings, operating earnings, EBITDA, unit volume, number of access lines, net sales, market share, balance sheet measurements, revenue, customers, economic profit, cash flow, cash return on assets, shareholder return, return on equity, and return on capital. In addition, for any Awards not intended to meet the requirements of Section 162(m) of the Code, the Committee may establish goals based on other performance criteria as it deems appropriate. The Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals.

4.6    Awards in Lieu of Salary or Bonus. The Committee may, in its sole discretion, and on such terms and conditions as the Committee may prescribe, give Participants the opportunity to receive Awards in lieu of future salary, bonus or other compensation.

ARTICLE V

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

5.1    Award of Stock Options. The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award Stock Options (which may, in the discretion of the Committee be Incentive Stock Options or Nonqualified Stock Options) to any Employee.

5.2    Period of Option.

(a)    An Option granted under the Plan shall be exercisable in accordance with any vesting schedule approved by the Committee. The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option, including the full or partial attainment of Performance Goals pursuant to Section 4.5. After the Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Award Statement (but exercise may be subject to a Participant’s compliance with employee trading or similar policies adopted by the Company). Subject to Section 5.6, the duration of each Option shall not be more than ten years from the date of grant.

(b)    Except as provided in Section 5.6, a Participant may not exercise an Option unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an employee or Director of the Company.

5.3    Award Statement or Agreement. Each Option shall be evidenced by an Award Statement or an option agreement.

5.4    Option Price, No Repricing, Exercise and Payment. The Option Price of HTCC Stock under each Option shall be determined by the Committee but shall be a price not less than 100 percent of the average Fair Market Value of HTCC Stock for the twenty (20) trading days immediately prior to the date such Option is granted, as determined by the Committee.

The Committee may not (i) amend an Option to reduce its Option Price, (ii) cancel an Option and regrant an Option with a lower Option Price than the original Option Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing an Option, provided that nothing in this Section 5.4 shall prevent the Committee from making adjustments pursuant to Section 11.2.

Vested Options may be exercised from time to time by giving written notice to the Treasurer, Secretary, or General Counsel of the Company, or his or her designee, specifying the number of shares to be purchased. The Option Price for every Share purchased through the exercise of a Stock Option shall be paid for in full on or before the settlement date of the Shares issued pursuant to the exercise of the Option (i) in cash or in whole or in part through the transfer to the Company of shares of HTCC Stock in accordance with procedures established by the Committee from time to time. A Participant may also pay the Option Price in whole or in part pursuant to a “net share settlement” (“net exercise”) pursuant to which the participant elects to have shares of HTCC Stock withheld upon exercise to pay the Option Price in accordance with procedures established by the Committee from time to time. In addition, in accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a “cashless exercise” procedure involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the Shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the Option Price and/or to satisfy withholding tax obligations related to the Option.

In the event such Option Price is paid in whole or in part with Shares, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such

Shares. The value of such Shares shall be equal to the number of such Shares multiplied by the Fair Market Value of such Shares on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer HTCC Stock upon exercise of an Option until the Option Price is fully paid. Subject to such rules as the Committee may determine from time to time, a Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the Shares to be delivered for the payment of such taxes.

5.5    Limitations on Incentive Stock Options. Each provision of the Plan and each Award Statement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an “incentive stock option” as defined in Section 422 of the Code, and any provisions of the Award Statement thereof that cannot be so construed shall be disregarded.

5.6    Termination of Employment. Subject to Article XII, the following provisions will govern the ability of a Participant to exercise any outstanding Options or SARs following the Participant’s termination of employment with the Company unless the Committee determines otherwise with respect to any individual Option or SAR.

(a) If the employment of a Participant with the Company is terminated for reasons other than (i) death, (ii) discharge for Cause, (iii) retirement, or (iv) resignation, such Participant’s outstanding SARs or Options may be exercised at any time within three years after such termination, to the extent of the number of shares covered by such Options or SARs which were exercisable at the date of such termination; except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.

(b) If the employment of a Participant with the Company is terminated for Cause, any Options or SARs of such Participant (whether or not then exercisable) shall expire and any rights thereunder shall terminate immediately.

(c) If the employment of a Participant is terminated due to resignation and the Participant is not eligible to retire under any Company pension plan, such Participant’s outstanding Options or SARs may be exercised at any time within three years of such resignation to the extent that the number of shares covered by such Options or SARs were exercisable at the date of such resignation, except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.

(d) Should a Participant, who is not eligible to retire under any Company pension plan, die either while in the employ of the Company or after termination of such employment (other than discharge for Cause), the SARs or Options of such deceased Participant may be exercised by his or her Personal Representative at any time within three years after the Participant’s death to the extent of the number of shares covered by such Options or SARs which were exercisable at the date of such death, except that an Option or SARs shall not be exercisable on any date beyond the expiration date of such Option or SAR.

(e) Should a Participant who is eligible to retire under any Company pension plan die prior to the vesting of his or her outstanding Options or SARs, any installment or installments not then exercisable shall become fully exercisable as of the date of the Participant’s death and the SARs or Options may be exercised by the Participant’s Personal Representative at any time prior to the expiration date of such Options or SARs.

(f) Should a Participant who has retired die prior to exercising all of his or her outstanding Options or SARs, then such SARs and Options may be exercised by the Participant’s Personal Representative at any time prior to the expiration date of such Options or SARs.

(g) If a Participant who was granted an Option or SAR dies within 180 days of the expiration date of such Option or SAR, and if on the date of death the Participant was entitled to exercise such Option or SAR, including Options and SARs vested pursuant to Section 5.6(e), and if the Option or SAR expired without being exercised, the Personal Representative of the Participant shall receive in settlement a cash payment from the Company of a sum equal to the amount, if any, by which the Fair Market Value (determined on the expiration date of the Option or SAR) of HTCC Stock subject to the Option or SAR exceeds the Option Price.

(h) Notwithstanding any other provision of this Section 5.6, if a Participant’s employment with the Company terminates (except for a termination for Cause which is governed by Section 5.6(b)) prior to the vesting of all Options and SARs, and if the Participant is eligible to retire under any Company pension plan at the date of such termination, any installment or installments not then exercisable shall become fully exercisable as of the effective date of such termination and may be exercised at any time prior to the expiration date of such Options or SARs. If the Participant receives severance payments from the Company and becomes eligible to retire during the severance payment period, all of the Participant’s Options and SARs shall become fully exercisable as of the date of such Participant’s retirement eligibility date and may be exercised at any time prior to the expiration date of such Options or SARs.

5.7    Shareholder Rights and Privileges. A Participant shall have no rights as a Shareholder with respect to any Shares covered by an Option until the issuance of such Shares to the Participant.

5.8    Award of SARs.

(a) The Committee may award to a Participant to whom it awards an Option a SAR related to the Option. The Committee may also award SARs that are unrelated to any Option. For a SAR related to an Option, the Option Price of the SAR shall be the same as the Option Price of the related Option as determined in Section 5.4. For a SAR unrelated to any Option, the Option Price of the SAR shall be determined by the Committee but shall be a price not less than 100 percent of the average Fair Market Value of HTCC Stock for the twenty (20) trading days immediately prior to the date such SAR is granted, as determined by the Committee.

(b) The SAR shall represent the right to receive payment of an amount equal to the amount by which the Fair Market Value of one share of HTCC Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the Option Price of such SAR multiplied by the number of Shares covered by the SAR.

(c) SARs awarded under the Plan shall be evidenced by an Award Statement or agreement between the Company and the Participant.

(d) The Committee may prescribe conditions and limitations on the exercise or transferability of any SAR, including the full or partial attainment of Performance Goals pursuant to Section 4.5. SARs may be exercised only when the value of a share of HTCC Stock exceeds the Option Price. Such value shall be determined in the manner specified in Section 5.8(b).

(e) A SAR shall be exercisable by written notice to the Treasurer, Secretary, or General Counsel of the Company or his or her designee or by such other procedure as the Committee may determine.

(f) To the extent not previously exercised, all SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the value of a share of HTCC Stock exceeds the Option Price, unless prior to such day the holder instructs the Treasurer otherwise in writing. Such value shall be determined in the manner specified in Section 5.8(b).

(g) Payment of the amount to which a Participant is entitled upon the exercise of a SAR shall be made in cash, HTCC Stock, or partly in cash and partly in HTCC Stock at the discretion of the Committee. The Shares shall be valued in the manner specified in Section 5.8(b). If paid in HTCC Stock, the Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of HTCC Stock to be delivered for the payment of such taxes.

(h) Each SAR shall expire on a date determined by the Committee at the time of grant. No SAR shall have a term of more than 10 years from the date of grant.

ARTICLE VI

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1    Award of Restricted Stock and Restricted Stock Units. The Committee may make a Restricted Stock Award and/or a Restricted Stock Unit Award to any Employee, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.

6.2    Restriction Period. At the time of making a Restricted Stock Award or a Restricted Stock Unit Award, the Committee shall establish the Restriction Period applicable to such Award. The Committee may establish different Restriction Periods from time to time and each such Award may have a different Restriction Period, in the discretion of the Committee.

6.3    Settlement of Restricted Stock Units; Other Terms. On the date on which Restricted Stock Units vest, all restrictions contained in the Agreement covering such Restricted Stock Units and in the Plan shall lapse as to such Restricted Stock Units and the Restricted Stock Units will be payable, at the discretion of the Committee, in HTCC Common Stock, in cash equal to the Fair Market Value of the Shares subject to such Restricted Stock Units or in a combination of HTCC Common Stock and cash. Restricted Stock Units paid in HTCC Common Stock may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws. Subject to such rules as the Committee may determine from time to time, a Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the Restricted Stock Unit Award to be delivered for the payment of such taxes. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Unit Award including the attainment of Performance Goals in accordance with Section 4.5. The Committee may also provide for the Participants to receive payment of dividend equivalents on outstanding Restricted Stock Units.

6.4    Other Terms and Conditions of Restricted Stock. HTCC Stock, when awarded pursuant to a Restricted Stock Award, will be represented in a book entry account in the name of the Participant who receives the Restricted Stock Award, unless the Participant has elected to defer pursuant to Section 10.1. The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Restricted Stock and shall have all other Shareholder’s rights, with the exception that (i) the Participant will not be entitled to delivery of the stock certificate during the Restriction Period, (ii) the Company will retain custody of the Restricted Stock during the Restriction Period, and (iii) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award. Subject to such rules as the Committee may determine from time to time, a Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the Restricted Stock Award to be delivered for the payment of such taxes. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award including the attainment of Performance Goals in accordance with Section 4.5.

6.5    Restricted Stock/Restricted Stock Unit Award Statement or Agreement. Each Restricted Stock Award and Restricted Stock Unit Award shall be evidenced by an Award Statement or an agreement.

6.6    Termination of Employment. Subject to Article XII, the Committee may, in its sole discretion, establish rules pertaining to the Restricted Stock Award or the Restricted Stock Unit Award in the event of termination of employment (by retirement, disability, death, or otherwise) of a Participant prior to the expiration of the Restriction Period. If the employment of a Participant with the Company is terminated for Cause, any non-vested Restricted Stock Awards and Restricted Stock Unit Awards of such Participant shall immediately be forfeited and any rights thereunder shall terminate.

6.7    Payment for Restricted Stock and Restricted Stock Units. Restricted Stock Awards and Restricted Stock Unit Awards may be made by the Committee under which the Participant shall not be required to make any payment for the HTCC Stock or, in the alternative, under which the Participant, as a condition to the Restricted Stock Award or Restricted Stock Unit Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the HTCC Stock, determined as of the date the Restricted Stock Award or Restricted Stock Unit Award is made. If the latter, such purchase price shall be paid in cash or such other form of consideration as provided in the Award Statement.

ARTICLE VII

AWARDS FOR NON-EMPLOYEE DIRECTORS

7.1    Award to Non-Employee Directors. The Board will approve the compensation of non-employee Directors and such compensation may consist of Awards under the Plan. The Board retains the discretionary authority to make Awards to non-employee Directors. All such Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Board deems appropriate. The Board may, in its sole discretion, subject to such terms and conditions as the Board may prescribe, give non-employee Directors the opportunity to receive an Option Award in lieu of future cash compensation or other types of Awards.

7.2    Election by Non-employee Directors to Receive HTCC Stock. Each non-employee Director may elect to receive all or a portion of any cash compensation for service on the Board or any committee of the Board in shares of HTCC Stock, which will be issued quarterly. Only whole numbers of Shares will be issued. For purposes of computing the number of shares earned and their taxable value each quarter, the value of each Share shall be equal to the Fair Market Value of a Share of HTCC Stock on the last business day of the quarter. If a Participant dies prior to payment of all shares earned, the balance due shall be payable in full to the Participant’s designated beneficiary under the Deferred Compensation Plan, or, if none, to the Participant’s estate, in cash.

7.3    No Right to Continuance as a Director. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board, the Committee or the Administrator under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Board to nominate any Director for reelection by the Company’s Shareholders or (ii) to be evidence of any agreement or understanding, express or implied, that the Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

ARTICLE VIII

UNRESTRICTED HTCC STOCK AWARDS FOR EMPLOYEES

8.1    The Committee may make awards of unrestricted HTCC Stock to Employees in recognition of outstanding achievements or as an additional award for Employees who receive Restricted Stock Awards or Restricted Stock Unit Awards when Performance Goals are exceeded. Subject to such rules as the Committee may determine from time to time, a Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of HTCC Stock to be delivered for the payment of such taxes.

ARTICLE IX

AWARD OF PERFORMANCE UNITS

9.1    Award of Performance Units. The Committee may award Performance Units to any Employee. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Committee at the time of Award.

9.2    Performance Period. At the time of each Performance Unit Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Performance Unit Award in existence at any one time, and Performance Periods may differ.

9.3    Performance Measures. Performance Units shall be awarded to a Participant and earned contingent upon the attainment of Performance Goals in accordance with Section 4.5.

9.4    Performance Unit Value. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the Award. Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of HTCC Stock.

9.5    Award Criteria. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant’s responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

9.6    Payment.

(a) Following the end of Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the Performance Goals for such Performance Period, as determined by the Committee. The Committee shall have discretion to decrease (but not to increase) the amount paid to a Participant based upon achievement of the Performance Goals.

(b) Payment of Performance Units shall be made in cash, whether payment is made at the end of the Performance Period or is deferred pursuant to Section 10.1, except that Performance Units which are measured using HTCC Stock shall be paid in HTCC Stock. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee.

9.7    Termination of Employment.

(a) Subject to Article XII, a Performance Unit Award shall terminate for all purposes if the Participant does not remain continuously in the employ of the Company at all times during the applicable Performance Period, except as may otherwise be determined by the Committee.

(b) In the event that a Participant holding a Performance Unit ceases to be an employee of the Company following the end of the applicable Performance Period but prior to full payment according to the terms of the Performance Unit Award, payment shall be made in accordance with terms established by the Committee for the payment of such Performance Unit.

9.8    Performance Unit Award Statements or Agreements. Each Performance Unit Award shall be evidenced by an Award Statement or agreement.

ARTICLE X

DEFERRAL OF PAYMENTS

10.1    Election to Defer. Subject to such rules as the Committee may prescribe from time to time, a Participant may elect to defer all or a portion of any earned Performance Units, Restricted Stock, Restricted Stock Units, unrestricted HTCC Stock or gain on any exercised Option or SAR pursuant to the terms of any Deferred Compensation Plan. The value of the Performance Units, Restricted Stock, Restricted Stock Units, unrestricted HTCC Stock or Option or SAR gain so deferred shall be allocated to a Deferred Account established for the Participant under any Deferred Compensation Plan.

ARTICLE XI

MISCELLANEOUS PROVISIONS

11.1    Limits as to Transferability.

(a) The Committee, may, in its discretion, permit a Nonqualified Stock Option to be transferred by the Participant, subject to such terms and conditions as the Committee shall specify. Any Nonqualified Stock Option so transferred may not be subsequently transferred by the Transferee except by will or the laws of descent and distribution. Such transferred Nonqualified Stock Option shall continue to be governed by and subject to the terms and conditions of the Plan and the corresponding Award Statement.

(b) Incentive Stock Options shall not be transferable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant. Notwithstanding the previous sentence, the Committee may in its discretion permit the transfer of an Incentive Stock Option by the Participant to a trust if, under Section 671 of the Code and applicable state law, the Participant is the sole beneficial owner of such Incentive Stock Option while it is held in trust.

(c) Unless otherwise provided by the Committee, no SAR (except for any SAR issued in tandem with an Option), share of Restricted Stock, Restricted Stock Unit, or Performance Unit under the Plan shall be transferable by the Participant other than by will or the laws of descent and distribution.

(d) Any transfer or purported transfer contrary to this Section 11.1 will nullify the Option, SAR, Performance Unit, Restricted Stock Unit, or share of Restricted Stock.

11.2    Adjustments Upon Corporate Changes. In case of any reorganization, recapitalization, reclassification, stock split, reverse stock split, stock dividend, extraordinary cash dividend, distribution, combination of shares, merger, consolidation, spin-off, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments may be made by the Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in Deferred Accounts and in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the price per share subject to outstanding Options or which may be issued under outstanding Restricted Stock Awards or Restricted Stock Unit Awards or pursuant to unrestricted HTCC Stock Awards. The Committee may also make such adjustments as it considers appropriate to the terms of any Awards under the Plan, subject to Article XII, to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis, including modifications of Performance Goals and changes in the length of Performance Periods. Any such adjustments made by the Committee pursuant to this Section 11.2 shall be conclusive and binding for all purposes under the Plan.

11.3    Amendment, Suspension, and Termination of Plan.

(a) The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendment will be effective without Shareholder approval if such approval is required by law or under the rules of the American Stock Exchange or other principal stock exchange on which the HTCC Stock is listed. No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Options, SARs, shares of Restricted Stock, or Performance Units without the consent of the Participant affected thereby.

(b) Subject to Sections 4.1 and 5.4, the Committee may amend or modify any outstanding Options, SARs, Restricted Stock Awards, Restricted Stock Unit Awards, or Performance Unit Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Options, SARs, Restricted Stock Awards, Restricted Stock Unit Awards, or Performance Unit Awards as so modified or amended, including without limitation, to change the date or dates as of which such Options or SARs may be exercised, to remove the restrictions on shares of Restricted Stock, to remove the restrictions on Restricted Stock Units, or to modify the manner in which Performance Units are determined and paid.

11.4    Nonuniform Determinations. The Committee’s determinations under the Plan, including without limitation, (i) the determination of the Employees to receive Awards, (ii) the form, amount, and timing of such Awards, (iii) the terms and provisions of such Awards and (iv) the Award Statements evidencing the same, need not be uniform and may be made by it selectively among Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such Employees are similarly situated.

11.5    General Restriction. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of HTCC Stock subject or related thereto upon any securities exchange or under any state or federal law (ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.6    No Right To Employment. None of the actions of the Company in establishing the Plan, the action taken by the Company, the Board, the Committee or the Administrator under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Company to retain any person in the employ of the Company, or (ii) to be evidence of any agreement or understanding, express or implied, that the person has a right to continue as an employee for any period of time or at any particular rate of compensation.

11.7    Governing Law. The provisions of the Plan shall take precedence over any conflicting provision contained in an Award Statement. All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

11.8    Trust Arrangement. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company’s general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

ARTICLE XII

CHANGE IN CONTROL OF THE COMPANY

12.1    Contrary Provisions. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XII shall govern and supersede any inconsistent terms or provisions of the Plan.

12.2    Definitions.

(a) Change in Control. For purposes of the Plan, “Change in Control” shall mean any of the following events:

(i) The acquisition in one or more transactions by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) of “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”); or

(ii) The individuals who, as of May 19, 2004, are members of the Board (the “Incumbent Board”), cease for any reason to constitute more than fifty percent of the Board; provided, however, that if the election, or nomination for election by the Company’s Shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(iii) The consummation of a merger or consolidation involving the Company if the Shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than sixty-five percent (65%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation; or

(iv) Approval by Shareholders of the Company of a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

(v) Acceptance of Shareholders of the Company of shares in a share exchange if the Shareholders of the Company, immediately before such share exchange, do not own, directly or indirectly immediately following such share exchange, more than sixty-five percent (65%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

Notwithstanding anything contained in this Plan to the contrary, if a Participant’s employment is terminated by the Company without Cause within one year prior to a Change in Control and such termination (i) was at the request of a third party who effectuates a Change in Control or (ii) otherwise occurred in connection with or in anticipation of, a Change in Control, then for purposes of this Article XII only, the date of a Change in Control shall mean the date immediately prior to the date of such Participant’s termination of employment.

(b) Cause. For purposes of this Article XII only, with respect to any Participant, (i) “Cause” shall be defined as set forth in any individual agreement applicable to a Participant, or (ii) in the case of a Participant who does not have an individual agreement that defines Cause, then Cause shall mean the termination of a Participant’s employment by reason of his or her (A) conviction of a felony or (B) engaging in conduct which constitutes willful gross misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act, nor failure to act, on the Participant’s part, shall be considered “willful” unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Company.

(c) Good Reason. For purposes of this Article XII, with respect to any Participant, (i) “Good Reason” shall be defined as set forth in any individual agreement applicable to a Participant, or (ii) in the case of a Participant who does not have an individual agreement that defines Good Reason, then Good Reason shall mean any of the following events or conditions:

(i) a reduction in the Participant’s base salary or any failure to pay the Participant any compensation or benefits to which he or she is entitled within thirty (30) days of the date due;

(ii) the Company requiring the Participant to be based at any place outside a 50-mile radius from his or her site of employment prior to the Change in Control, except for reasonably required travel on the Company’s business which is not greater than such travel requirements prior to the Change in Control;

(iii) the failure by the Company to provide the Participant with compensation and benefits, in the aggregate, substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under compensation or employee benefit plans, programs and practices as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);

(iv) any purported termination of the Participant’s employment for Cause which does not comply with the requirements of the definition of “Cause” as set forth in Section 12.2(b); or

(v) the failure of the Company to obtain an agreement from any successor or assign of the Company to assume and agree to perform the Plan.

12.3    Effect of Change in Control on Certain Awards.

(a) If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such surviving corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) does not assume the outstanding Options, SARs, Restricted Stock (other than Restricted Performance Stock), or Restricted Stock Units or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards shall become immediately and fully exercisable (or in the case of Restricted Stock or Restricted Stock Units, fully vested and all restrictions will immediately lapse). In addition, the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for the outstanding Options, SARs, Restricted Stock (other than Restricted Performance Stock), or Restricted Stock Units upon the consummation of the Change in Control, determined on the basis of the fair market value that would be received in such Change in Control by the holders of the Company’s securities relating to such Awards. Notwithstanding the foregoing, any Option intended to be an Incentive Stock Option under Section 422 of the Code shall be adjusted in a manner to preserve such status.

(b) If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock (other than Restricted Performance Stock), or Restricted Stock Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards or such substitutes therefore shall remain outstanding and be governed by their respective terms and the provisions of the Plan.

(c) If (i) the employment of a Participant with the Company is terminated (A) without Cause (as defined in Section 12.2(b)) or (B) by the Participant for Good Reason, in either case within twenty-four (24) months following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock (other than Restricted Performance Stock), or Restricted Stock Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all outstanding Options, SARs, Restricted Stock (other than Restricted Performance Stock), or Restricted Stock Units shall become immediately and fully exercisable (or in the case of Restricted Stock or Restricted Stock Units, fully vested and all restrictions will immediately lapse).

(d) If (i) the employment of a Participant with the Company is terminated for Cause within twenty-four (24) months following a Change in Control and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock (other than Restricted Performance Stock), or Restricted Stock Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then any Options or SARs of such Participant shall expire, and any non-vested Restricted Stock or Restricted Stock Units shall be forfeited, and any rights under such Awards shall terminate immediately.

(e) Outstanding Options or SARs which vest in accordance with Section 12.3, may be exercised by the Participant in accordance with Section 5.6 or Section 5.7; provided, however, that a Participant whose Options or SARs become exercisable in accordance with Section 12.3(c) may exercise a SAR or an Option at any time within three years after such termination, except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR, provided, further that any Participant who is eligible to retire at the date of such termination (or during any period during which such Participant receives severance payments) may exercise his or her Options or SARs in accordance with Section 5.6(h)), and provided, further, that in the event of a Participant’s death after such termination the exercise of Options and SARs shall be governed by Sections 5.6(d)(f) or (g), as the case may be.

12.4    Effect of Change in Control on Restricted Performance Stock and Performance Units.

(a) If the Company is not the surviving corporation following a Change in Control, and the Acquiror does not assume the Restricted Performance Stock or the Performance Units or does not substitute equivalent awards (including, in the case of equity or equity-related Awards, equivalent equity awards) for such Awards, then the Participant shall (i) become vested in, and restrictions shall lapse on, the greater of (A) seventy-five percent (75%) of the Restricted Performance Stock or Performance Units or (B) a pro rata portion of such Restricted Performance Stock or Performance Units based on the portion of the Performance Period that has elapsed to the date of the Change in Control and the aggregate vesting percentage determined pursuant to this clause (B) shall be applied to vesting first such Awards granted the farthest in time preceding the Change in Control and (ii) be entitled to receive (A) in respect of all Performance Units which become vested and with respect to which the restrictions lapse as a result of such Change in Control, a cash payment within thirty (30) days after such Change in Control equal to the product of the then current value of a Performance Unit multiplied by the number of Performance Units which become vested and with respect to which restrictions lapse in accordance with this subparagraph (a) and (B) in respect of all shares of Performance Restricted Stock which become vested and with respect to which restrictions lapse as a result of such Change in Control, the prompt delivery of such Shares; provided, however, that the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for the vested Restricted Performance Stock upon the consummation of the Change in Control, determined on the basis of the fair market value that would be received in such Change in Control by the holders of the Company’s securities relating to such Award.

(b) If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the Restricted Performance Stock or the Performance Units or substitutes equivalent awards (including, in the case of equity or equity-related Awards, equivalent equity awards), then all such Awards or such substitutes therefore shall remain outstanding and be governed by their respective terms and the provisions of the Plan.

(c) If (i) the employment of a Participant with the Company is terminated (A) without Cause or (B) by the Participant for Good Reason, in either case within twenty-four (24) months following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the Restricted Performance Stock or the Performance Units or substitutes equivalent awards (including, in the case of equity or equity-related Awards, equivalent equity awards), then the Participant shall (i) become vested in, and restrictions shall lapse on, the greater of (A) seventy-five percent (75%) of the Restricted Performance Stock or Performance Units or (B) a pro rata portion of such Restricted Performance Stock or Performance Units based on the portion of the Performance Period that has elapsed to the date of the termination of employment and the aggregate vesting percentage determined pursuant to this clause (B) shall be applied to vesting first such Awards granted the farthest in time preceding the termination of employment and (ii) be entitled to receive (A) in respect of all Performance Units which become vested and with respect to which the restrictions lapse as a result of such termination of employment, a cash payment within thirty (30) days after such termination of employment equal to the product of the then current value of a Performance Unit multiplied by the number of Performance Units which become vested and with respect to which restrictions lapse in accordance with this subparagraph (c) and (B) in respect of all shares of Performance Restricted Stock which become vested and with respect to which restrictions lapse as a result of such termination of employment, the prompt delivery of such Shares.

(d) If (i) the employment of a Participant with the Company is terminated for Cause within twenty-four (24) months following a Change in Control and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the Restricted Performance Stock or the Performance Units or substitutes equivalent awards (including, in the case of equity or equity-related Awards, equivalent equity awards), then any non-vested Performance Restricted Stock or non-vested Performance Units of such Participant shall immediately be forfeited and any rights thereunder shall terminate.

(e) With respect to any shares of Performance Restricted Stock or Performance Units which do not become vested under Section 12.4(a) (the “Continuing Awards”), such shares or units (or the proceeds thereof) shall continue to be outstanding for the remainder of the applicable Performance Period (as if such shares or units were the only shares or units granted in respect of each such Performance Period) and subject to the applicable Performance Goals as modified in accordance with the provisions hereof.

12.5    Amendment or Termination.

(a) This Article XII shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

(b) For a period of twenty-four (24) months following a Change in Control, the Plan shall not be terminated (unless replaced by a comparable long-term incentive plan) and during such period the Plan (or such replacement plan) shall be administered in a manner such that Participants will be provided with long-term incentive awards producing reward opportunities generally comparable to those provided prior to the Change in Control. Any amendment or termination of the Plan prior to a Change in Control which (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

(c) Following a Change in Control, the Plan shall be amended as necessary to make appropriate adjustments to the Performance Goals for the Continuing Awards for (i) any negative effect that the costs and expenses incurred by the Company in connection with the Change in Control may have on the achievement of Performance Goals under the Plan and (ii) any changes to the Company (including, but not limited to, changes in corporate structure, capitalization and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and Performance Goals for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

Appendix C

PROXY	HUNGARIAN TELEPHONE AND CABLE CORP.	PROXY

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 19, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints DARYL A. FERGUSON and PETER T. NOONE, and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on May 19, 2004, at 10:00 a.m. local time, at the Renaissance New York Hotel, Times Square, 714 Seventh Avenue, New York, New York 10036, or at any adjournment or postponement thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

The Board of Directors recommends a vote “FOR” all nominees for director, “FOR” the approval of the adoption of the Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan, and “FOR” the ratification of the appointment of KPMG Hungaria Kft. To vote in accordance with the Board’s recommendations, just sign on the reverse side; no boxes need to be marked. The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified as to any item or all items on a properly executed proxy, this proxy will be voted, with respect to such item(s), as follows: for the election of the Board nominees, and for both listed proposals. If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1.	The election as directors of all nominees listed below to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

INSTRUCTION: To withhold your vote for one or more individual nominees, mark “FOR ALL EXCEPT” and strike a line through the name(s) of such person(s) in the list below.

OLE BERTRAM, DARYL A. FERGUSON, THOMAS GELTING, TORBEN V. HOLM, JOHN B. RYAN, WILLIAM E. STARKEY, LEONARD TOW

☐ VOTE FOR ALL NOMINEES	☐ WITHHOLD FOR ALL NOMINEES	☐ FOR ALL EXCEPT
2.	To approve the adoption of the Hungarian Telephone and Cable Corp. 2004 Long-Term Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Ratification of the appointment of KPMG Hungaria Kft. as auditors of the Company for the fiscal year ending December 31, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for the fiscal year ended December 31, 2003.

DATED:	, 2004

Signature

Signature

Please mark, date and sign as your name(s) appear(s) to the left and return in the enclosed envelope. If acting as an executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each shareholder named should sign.